UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23016

(Investment Company Act file number)

Alternative Credit Income Fund

(Exact name of Registrant as specified in charter)

650 Madison Avenue, 3rd Floor

New York, NY 10022

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center, 1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 891-2880

Date of fiscal year end: September 30

Date of reporting period: October 1, 2023– September 30, 2024

Item 1. Reports to Stockholders.

(a)

ALTERNATIVE

CREDIT INCOME FUND

ANNUAL REPORT

SEPTEMBER 30, 2024

TABLE OF CONTENTS

Shareholder Letter	1
Portfolio Update	16
Consolidated Schedule of Investments	18
Consolidated Statement of Assets and Liabilities	25
Consolidated Statement of Operations	26
Consolidated Statements of Changes in Net Assets	27
Consolidated Statement of Cash Flows	29
Financial Highlights
Class A	30
Class C	31
Class W	32
Class I	33
Class L	34
Notes to Consolidated Financial Statements	35
Report of Independent Registered Public Accounting Firm	48
Additional Information	49
Trustees & Officers	50
Privacy Notice	52

Alternative Credit Income Fund	Shareholder Letter

September 30, 2024 (Unaudited)

Dear Shareholders:

It is our pleasure to provide our shareholders with the annual shareholder letter from the Alternative Credit Income Fund (ticker: RCIIX) for the year ended September 30, 2024. The Fund posted a total return of 6.6% for the fiscal year, with gains across the portfolio.i

Given divergent signals in the market, we view this as an opportune time to share our views about the macroeconomic backdrop.

Public investors have unambiguously embraced a bullish outlook. The S&P 500ii has delivered the strongest rolling year to date performance of the 21st Century in 2024.1

Similarly, corporate credit spreads continue to push lower, with spreads for Investment Grade the narrowest since March 2005 and the non-financial sub-index the tightest since 2000. Hight Yield spreads have dropped to post-GFC lows.2

While there are some merits to the optimistic viewpoint (which we highlight below), we nevertheless believe markets risk overlooking certain fissures in the U.S. economy.

Macro Backdrop: The Concerning

With U.S. manufacturing in prolonged contraction (as reflected by ISM data), U.S. GDP will live and die with the consumer. Fraying by certain segments—particularly economically sensitive households—represents an underpriced risk, in our view.

For perspective, the fiscal response to COVID was roughly four times greater than the stimulus provided by the American Recovery and Reinvestment Act of 2009.3 The resulting wage and balance sheet growth have helped drive our post-pandemic recovery.

The fading impact of stimulus and inflation have combined to erode real wages. Nevertheless, consumers have maintained their elevated pace of spending—now far outpacing real income:

Real after-tax income vs. Real consumption

Source: Pantheon Macro (8/7/2024)

In short, this dynamic is not sustainable. Consumers can fund this income/spending gap through lower savings rates and/or borrowing, but there are limits to both. After those thresholds have been reached, households will be forced to cut spending, which, in time, will drag on GDP.

[1]	Bloomberg and Deutsche Bank (10/8/2024)
[2]	Spread Strategy Spotlight: “’Just Enough’ or ‘Just Can’t Get Enough’” JP Morgan (10/22/2024)
[3]	Carola Binder, Shock Values: Prices and Inflation in American Democracy, page 263 (New York City, U Chicago Press, 2024).

Annual Report | September 30, 2024	1

Alternative Credit Income Fund	Shareholder Letter

September 30, 2024 (Unaudited)

Consumer credit stress presents a further risk. With credit card rates roughly 23% higher than historical levels, St. Louis Fed data reflects that delinquencies have risen dramatically across income cohorts:4

Share of People in Delinquency (log scale)

Source: St. Louis Federal Reserve (6/6/2024)

Further Fed analysis shows that serious delinquencies for auto loans and credit cards (+90 days) have reached the highest levels of the post-GFC era:

New York Fed / Equifax U.S. Transitions into Serious Delinquincy (+90 days)

Source: New York Federal Reserve and Equifax (8/2/2024)

Relatedly, the New York Fed’s Debt Delinquency Expectation Survey measures consumers’ perceived risk of missing a debt payment within the next three months. The September reading of 14.2% (vs. 13.6% in August) is the highest since April 2020 (the peak of COVID panic) and above the ten-year average (2013-2023) of 12.1%.5

[4]	The Daily Dash (7/9/2024)
[5]	Federal Reserve Bank of New York (10/15/2024)

2	www.altcif.com

Alternative Credit Income Fund	Shareholder Letter

September 30, 2024 (Unaudited)

If I could distill the current state of the U.S. consumer in one picture, it would be the following. Below compares the stock performance of Tapestry (the maker of high-end apparel under the Coach and Kate Spade brands) vs. discount chain Dollar General:

Trading Prices of Tapestry vs. Dollar General

Source: The Daily Shot (9/5/2024)

In short, we have a deeply bifurcated consumer economy right now. Liquid assets (which represent proximal potential spending) have become constraints for the vast majority of households:

Households’ liquidity assets (as % of after-tax income), by percentile

Source: Pantheon Macro (10/21/2024)

Although (intuitively) wealthy Americans drive most consumption, the bottom 40% of earnings still account for 22% of spending.6 The vulnerability of this segment presents a threat to our economy writ large.

Bank lending—or rather, the continued lack thereof—represents another overhang for our economy.

[6]	Pantheon Macro (9/11/2024)

Annual Report | September 30, 2024	3

Alternative Credit Income Fund	Shareholder Letter

September 30, 2024 (Unaudited)

As previously highlighted, traditional banks are facing a crush of obstacles: market-to-market losses, CRE uncertainty, depositor flight and Basel III End Game, being the most salient. Amid the shadows of uncertainty, banks, rather than performing their core lending function, have retrenched by hoarding cash. As the following graphs detail, banks are holding securities on balance sheets well above historical norms and providing loans well below trend:

Securities Held by Commercial Banks vs. C&I Loans by Commercial Banks

Source: Arcano Economics (9/4/2024)

4	www.altcif.com

Alternative Credit Income Fund	Shareholder Letter

September 30, 2024 (Unaudited)

Further emphasizing the point, the following chart further underscores the literal and figurative flatlining of bank lending:

Source: The Daily Shot and Truist Advisory (10/07/2024)

Banks pulling back has provided more opportunities for non-traditional capital providers (like the Alternative Credit Income Fund), but private markets represent a metaphorical ripple compared to the waves of capital historically provided by banks:

Change in Bank C&I and CRE vs. Change in Non-Bank Lending to Non-Financial

Source: Pantheon Macro Research (7/11/2024)

Simply put, the U.S. economy cannot continue to grow without availability and private markets cannot fully replace traditional banks. Recent rate cuts have loosened credit conditions (more below), but that benefit has accrued to larger corporations, not the small and medium-sized businesses reliant on bank funding.

Jobs represent another concern worth noting.

First, layoffs have remained muted, consistent with our expectations. Businesses will be slow, in our view, to fire the workforce they struggled to build post-pandemic. Peak profit margins may further enable companies to delay the reflective layoffs evident in downturns.

Annual Report | September 30, 2024	5

Alternative Credit Income Fund	Shareholder Letter

September 30, 2024 (Unaudited)

Nevertheless, our concern centers on the unambiguous downshift in job creation, as shown in the following graphs:

Private Non-Farm payrolls and trends

Source: Pantheon Macro Research (7/11/2024)

3-Month Average Payrolls

Source: BLS, Haver, Deutsche Bank (9/17/2024)

Forgive the cliché, but the “trend is not our friend” when it comes to jobs.

It is historically rare for the job market to regain momentum. Plus, jobs are often strong up until the point of a recession; then, the collapse is both sudden and severe. For example, on the eve of the GFC, U.S. unemployment was just 4.4% in May 2007 before a steady climb to a 10% peak.7

Headline job numbers have remained firm—particularly the blockbuster September report—but underlying data portends trouble ahead. Labor Differentials (the difference between “jobs are plentiful” and “jobs are hard to get” as measured by Consumer Confidence surveys) fell to 12.6 in September (from 15.9)—levels not seen since 2017. 8

Our last concern to highlight relates to AI, which has been a key driver of the market’s furious ascent. Guessing the future of artificial intelligence is (thankfully) far beyond our purview, but we note some potentially troubling data related to AI.

Technology newsletter The Information reported last month that just 0.1% - 1.0% of Microsoft’s roughly 440mn users have subscribed to its AI add-on, Copilot.9 Further, estimates of total revenue from all LLM (large language model) remains just $10bn.10 For perspective, that is roughly the annual sales of Sketchers. Apple’s new “AI enabled phone” has been met with a collective shrug by consumer, with the company cutting order by nearly 10mn units.11

[7]	U.S. Bureau of Labor Statistics
[8]	Pantheon Macro Research (9/11/2024)
[9]	“Hail Mary,” MacroStrategy Partnership (10/11/2024)
[10]	“Hail Mary,” MacroStrategy Partnership (10/11/2024)

[11]	“Apple Cuts Back iPhone Orders. Why Demand Fears Are Mounting,” Barron’s (10/24/2024)

6	www.altcif.com

Alternative Credit Income Fund	Shareholder Letter

September 30, 2024 (Unaudited)

The New York Times recently disclosed that market-leader Open-AI is expected to burn $5bn of cash in 2024 on an estimated $3.7bn sales.12 Relatedly, in a report this summer, tech investor Sequoia Capital calculated that AI companies would need to generate revenue of $600bn simply to payback capex spent thus far (including spending on GPU’s, energy, building, back-up generators).13

As for AI valuations, a recent report heighted that NVIDIA’s market cap exceeded the equity capitalization of five G7 countries: Canada, UK, France, Germany and Italy.14 For perspective, these countries generated GDP in 2023 of of $2.1T, $3.3T, $3.0T, $4.5T and $2.2T, respective, compared to NVIDIA’s trailing twelve-month revenue of ~$96bn.15 Clearly something is amiss…

It is far too early to characterize AI as the next Oculus or Google Glasses, but roughly two years into its investment cycle, AI has yet to demonstrate a mass market application despite massive investment by of titans Amazon, Apple, Google and Microsoft.

We are not doubting the long-term path of AI per se, but the hype cycle is in jeopardy. Again, math always wins in the end. AI’s “rounding error” revenue despite huge capital investment, and having captured cultural zeitgeist, echoes of the Dot.com era.

Much as the gravitational pull of artificial intelligence has lifted asset prices, doubts about the technology, should they emerge, would weigh like an anvil on markets.

Macro Backdrop: The Good

Reversing gears, there are many positive economic signals underpinning the public markets cheery outlook.

As noted, economically sensitive consumers are struggling, but aggregate household balance sheets are remarkably healthy:

Household debt to disposal income

Source: Apollo Group (10/15/2024)

Lifted by post-pandemic wealth effects, U.S. net worth and the growth of net worth as measured by Oxford Economics’ consumer health monitor are nearing all-time highs.16

Much of these gains are concentrated, however. Affluent households disproportionately benefit from wealth effects; those without assets, see none. Aggregate data may therefore overstate their potential economic benefit, but the figures remain noteworthy.

[12]	“OpenAI Is Growing Fast and Burning Through Piles of Money” New York Times (9/27/2024)
[13]	Sequia, “AI’s $600B Question.” (06/20/2024)
[14]	Apollo Chief Economist (10/24/2024)
[15]	https://data.worldbank.org/indicator/NY.GDP.MKTP.CD and Bloomberg
[16]	Oxford Economics (10/17/2024)

Annual Report | September 30, 2024	7

Alternative Credit Income Fund	Shareholder Letter

September 30, 2024 (Unaudited)

Corporate balances sheets are also strikingly strong, with interest payments plumbing modern era lows:

Non-Financial Corporate Interest Payments

Source: Oxford Economics (10/17/2024)

The low interest burden has, in turn, contributed to declines in default rates as well:

Trialing three-month default rate, U.S. High Yield and Levered Loans

Source: Moody’s S&P, LDC, Bloomberg, Morgan Stanley (8/14/2024)

No conversation about markets would be complete without a discussion of interest rates.

First, the Fed’s 50 basis point17 cut in September may, in time, provide an economic boost. However, much like the lagging impact of hikes, cuts will take time to flow through to the economy. Importantly, the long end of the curve (which mortgage rates closely track) is higher since the September cuts (reflecting bullish expectations), which may mute the near-term benefit of lower Fed Funds.

[17]	One basis point is equal to 0.01%, or 1/100th of 1%.

8	www.altcif.com

Alternative Credit Income Fund	Shareholder Letter

September 30, 2024 (Unaudited)

More notably, as seen below, the Fed’s cuts may accelerate a global easing cycle:

Number of global hikes vs. cuts since January 2015

Source: Havner Analytics and Deutsche Bank (10/02/2024)

The recent surge in the dollar, in part, reflects market expectations that global easing may outpace the U.S.

Adding fuel, China recently announced a range of measures to jumpstart its economy—specifically trying to raise asset prices to lift consumer confidence. The size of these programs is larger than any Chinese government stimulus of the previous two years.18 The country also cuts its one-year rate to 3.1% from 3.35%, the largest reduction ever.19

Highlighting the global connectedness of easing, China timed these moves in the wake of the Fed’s cuts to minimize the risk of capital flight. Herein lies the potential flywheel of stimulus as U.S. cuts beget easing around globe.

While lower global rates may prolong the current cycle, we note that U.S. 5-year inflation swaps have jumped in recent weeks:

Change (basis point) in the U.S. 5yr inflation swap

Source: Deutsche Bank (10/15/2024)

Ironically, if lower rates reignite inflationary pressures, it may force the Fed to recalibrate the path and magnitude on its easing cycle.

[18]	“How This Time is Different,” Deutsche Bank (9/30/2024)
[19]	The Financial Times, (10/21/2024)

Annual Report | September 30, 2024	9

Alternative Credit Income Fund	Shareholder Letter

September 30, 2024 (Unaudited)

Macro Backdrop: The Opportunity

Lofty public values suggest investors have put their faith in a soft landing. However, as reflected below, a benign outcome from mid-cycle cuts by global Central Bank have been historically rare:

Central bank track-record of mid-cycle cuts

Source: Covenant Review, Barclays Research

To be clear, I am unambiguously cheering for a soft landing. If the Fed arrests inflation without recession, Chair Powell would join Paul Volker in the conversation of the greatest Chair ever. (The GFC has de-throned the once lauded Greenspan, in our view).

Nevertheless, with banks sidelined, certain consumers slowing, job creation likely having peaked, we remain skeptical. Geopolitical uncertainty represents yet another overhang.

With public markets having priced the bull-case across many variables, we have a simple response: God Bless the Private Market.

As reflected in the following graphs, middle market private credit continues to command a meaningful yield premium:

Private Credit Spreads vs. Leverage Loan (Term Loan B)

Source: Debtwire (7/11/2024)

10	www.altcif.com

Alternative Credit Income Fund	Shareholder Letter

September 30, 2024 (Unaudited)

As for why private credit enjoys this advantage, I highlight the following passage from the Fed’s study, “Private Credit: Characteristics and Risks:”

“Given the absence of a liquid secondary market for many private credit instruments, lenders typically hold these loans until maturity or a refinancing event. As a result, these loan contracts can include features uncommon to traditional bank loans, such as a structured equity component, high prepayment penalties, or a role in oversight or management of the company.”20

Don’t fight the Fed when it comes to private market premium…

Again, not all private credit solutions deliver the same benefit. The dawn of monster funds by monster firms, has seen a degradation in segments of this market. Platforms forced to chase large deals must compete against public markets to win deals, resulting in lower yields and fewer investor protections.

As depicted below, loans to smaller companies enjoy a meaningful yield premium over larger deals:

Private Credit spreads by EBITDA size

Source: KBRA DLD Private Data; 3-month rolling average for first-lien term loans

Again, BC Partners views companies with EBITDA between $10mn to $50mn as our “wheelhouse”—an advantage conveyed by our “Goldilocks” size.

BC Partners and the Alternative Credit Income Fund also focuses on lending to companies without private equity ownership, which often provides greater opportunity to dictate terms.

Sponsor-based transactions often entail aggressive structures (e.g. higher leverage, less amortization and no covenants) that have led, as reflected below, to higher instances of bankruptcy, default and debt exchanges:

Last Twelve-Month Loan Index Defaults

Source: Moody’s S&P, LDC, Bloomberg, Morgan Stanley (8/14/2024)

[20]	Board of Governors of the Federal Reserve System, “Private Credit: Characteristics and Risks,” 2/23/2024

Annual Report | September 30, 2024	11

Alternative Credit Income Fund	Shareholder Letter

September 30, 2024 (Unaudited)

Firms that measure their AUM in the $10’s of billions cannot participate in the most attractive segments of the private market—smaller and non-sponsored deals—which we consider our playground.

The outlook for large cap private credit appears even more ominous going forward. Lower interest rates have enabled public markets to claw-back market share, as Bloomberg underscored in their recent article “Banks Reclaim $30bn of Debt Deal from Private Credit.”21 For clarity, none of those deals came at the expense of BC Partners.

Fund Performance

The Fund generated a total return of 6.6% for the 12-months ended September 30, 2024, helping investors continue to outpace fixed income benchmarks:

Cumulative returns RCIIX vs. Fixed Income Benchmarks

Alternative Credit Income Fund (RCIIX)	78.0%
Barclay’s U.S. Aggregate Total Return Value Indexiii	15.9%
Morningstar / Morningstar LSTA US Leveraged Loan TR USD Indexiv	53.4%
Bank of America High Yield Index[v]	63.8%

Source: Bloomberg. Total return from 10/27/2015 through September 30, 2024

What Didn’t Work (yet)

As referenced in our semi-annual letter, loans backing Jo-Ann Stores detracted to Fund performance for the fiscal year.

JOAN restructured its balance sheet in March 2024 after post-COVID costs (including roughly $100mn of excess freight) weighed on the business. The company has emerged with a much leaner capital structure and has begun searching for a new management team.

Prior to the pandemic, JOAN generated ~$240mn EBITDA (-/+ $10mn) per year with remarkable consistency. The protracted inflationary costs pushed EBITDA below $100mn last year.

There have been no changes in consumer behavior nor shifts in market structure that would suggest sewing has suddenly been “disrupted.” JOAN will never enjoy tech-like growth, nor will its market suffer a sudden collapse. The company’s challenges have largely been operational and therefore, in our view, fixable.

Post-bankruptcy, the Fund enjoys new high-coupon 1st Lien loans (S+950 basis point) as well as our pro rata share of the company’s equity. Even a modest normalization of EBITDA will generate significant gains for our shareholders; we hope at this time next year, we may be sharing JOAN as among out top performers.

A further detractor, bonds of Hearthside Food dropped nearly 30 points in the fiscal year. The company is a leading outsourced food manufacturer focused on the baking category, serving CPGs including Mondelez, General Mills, PepsiCo, Kraft and Kellogg’s. As previously noted, Oreos and Girl Scout Cookies are two of their main products.

As highlighted in our macroeconomic discussion, some U.S. consumers have reigned-in spending in recent quarters. The compounded impact of grocery inflation has seen a sudden drop of demand for Hearthside’s products (bad for the company near-term and a “red flag” for the economy if grocery sticker shock is destroying demand for Oreos).

As a fixed cost manufacturing business, even modest declines in demand can be amplified in cash flows. Hearthside’s EBITDA has declined from expectations in the $400mn context to around $225mn last quarter.

Hearthside has been considered the strongest player in their food manufacturing niche. I would be stunned if the sponsors flushed their equity given the long-term value of this business. The PE owners have been aggressively shoring-up liquidity through overseas asset sales and sale leasebacks, which indicates they are fighting for their equity. They, of course, cannot keep the equity in-tact without providing a path to recovery for our bonds.

Unless Ozempic has zapped demand for Girl Scout Cookies (highly unlikely), I cannot foresee how Hearthside cannot right itself in time.

[21]	Bloomberg, “Banks Reclaim $30bn of Debt from Private Credit.” (10/03/2024)

12	www.altcif.com

Alternative Credit Income Fund	Shareholder Letter

September 30, 2024 (Unaudited)

We are not happy about the performance of JOAN and Hearthside; it is our job to avoid such outcomes. Although painful in the near-term, we are still alive in both situations and believe they can represent potential embedded future gains for our shareholders should recovery take hold.

While outside of this this calendar period, I wanted to nevertheless provide a brief update on Lucky Bucks, the distributed gaming company that filed bankruptcy in 2023.

The bankruptcy process has revealed criminal activity by current and former Lucky Bucks management, specifically looting warehouses, and chiseling serial numbers from our machines and selling them across state-lines. We have reached an agreement to work together with Opco lender to aggressively press for legal remedies. The legal complaint we filed in bankruptcy court on September 13th reveals the very indicting fact pattern by Lucky Bucks management and its financial sponsors.

Although still in the early phases, BC Partners will fight every legal angle to maximize potential recoveries for our investors, including shareholders of the Alternative Credit Income Fund.

What Worked

On the positive, the Fund shorted bonds of biomass provider Enviva (which we viewed as a “green washing” story without a viable business) prior to its bankruptcy in March 2024. Shorting bonds at 96 and covering (or buying back) in the 40s generated a gain of more than $3mn for your shareholders.

As noted, the Fund will not short with frequency—only when we find a “fat pitch” like Enviva ("EVA"). Gaining ~50pts on a single bond (long or short) is decidedly rare, admittedly, but EVA underscores how the Fund navigates all corners of credit market (e.g. public, private, bonds, loans, long and short) to deliver returns to you. Most non-traditional credit solutions needlessly limit their opportunity set.

Loans backing private label food manufacturer 8th Avenue Food ("8th Ave") gained 47% in the fiscal year. A large maker of pasta, 8th Ave’s EBITDA suffered when wheat prices spiked after the Ukraine invasion. Along with normalized wheat costs, 8th Ave also benefitted from strong sales of its private label peanut butter after recalls by a major branded manufacturer.

We believe 8th Ave may represent a potential refinancing candidate in the months ahead, which could provide further gains.

Certificates of the Copper Property Trust (a liquidating Trust created by lenders during the JC Penney’s bankruptcy), returned 13% in the fiscal year, jumping 26.8% since June.

The Trust collects rent (on a triple net lease basis) from a “cheery picked” group of JC Penney locations, then liquidates the underlying real estate and returns proceeds to holders. We first purchased Certificates at a breakeven cap rate in the mid-to-high teens (depending on final liquidation date); each property sold at cap rates below those levels represents potential NAV gain to the Alternative Credit Income Fund. Last month the Trust sold a property in Miami at a 7.5% cap rate.

Lower Fed Fund rates may accelerate the pace of asset sales in the coming quarters. Until then, shareholders of the Trust benefit from a fixed distribution of ~10.2% (paid monthly). We would highlight that triple net lease REITs yield ~5.6% with average net leverage of 5.9x compared to the Trust ‘s +10% dividend on 0.00000% leverage.

Positioning

We remain guarded in our positioning, with our BDC sleave down below 5%. The asset class remains attractive, but its historical volatility cannot be ignored; anticipating heightened volatility calls for a smaller allocation.

With Investment Grade and High Yield spreads pushing toward GFC tights, once again, God Bless the Private Markets.

Private credit comprised roughly 60% of our AUM at quarter end September, 30, 2024. With public markets fully valued, we anticipate continuing to lean on directly originated deals in the coming months. We are working on some compelling private opportunities that we look forward to sharing, hopefully before year end.

From a sector standpoint, the Fund has titled away from software markets, given evidence that AI-related spending has crowded out other technology investment. Relatedly, potential bubble-like dynamics in artificial intelligence has steered us away from ancillary related sectors like datacenters and power.

Annual Report | September 30, 2024	13

Alternative Credit Income Fund	Shareholder Letter

September 30, 2024 (Unaudited)

Once again, we remain unlevered (other than a modest currency hedge). We are cognizant of sacrificing near-term gains but remain confident that conservatism will benefit our shareholders in the long-term.

Downturns are a market certainty. We look forward to feasting in the market’s inevitable next plunge—as we have throughout our Fund’s history.

Lastly, related to our conversative approach, the Fund has paid a level distribution since inception in 2015; our investors want and appreciate our consistent cash flows. We would never whipsaw investors by raising the dividend one period, only to cut it down the road.

Conclusion

The S&P 500 has gained 20% year to date through the third quarter. From this starting point—and with myriad risks in the subtext of our economy—equity markets feel like treacherous waters for investors.

This provides an opportune time to revisit a theme we have been hammering for several quarters: investors must reexamine portfolio construction.

The turbo-charged equity returns that propelled accounts post-GFC will not repeat in the years ahead. Reshoring, energy transition, shifting geopolitical order, aging demographics, spiraling debt-to-GDP, non-zero inflation, “just in case” rather than ‘just in time” inventories, persistent deficits and higher interest rates represent just some of the obstacles that will weigh on markets.

Goldman Sachs recently released a 10-Year forecast for annualized S&P 500 returns of just 3.0% (nominal).22 This represents but one of many market projections, but this outlook could undershoot by 4x and still trail the 16% per annum S&P return from 2009 to 2021.23 Starting valuation and market concentration feature among the largest contributors of the bank’s projections.

With higher returns likely available on a nominal basis, we think fixed income must become a larger share of investors’ assets. From a risk adjusted perspective, the case for fixed income becomes overwhelming.

Investors can similarly ill-afford to allocate to the countless mutual funds and ETFs that have historically comprised their credit allocation. The demise of small and medium banks has overwhelming tilted the opportunity towards private markets. Within private credit, investors should seek the most attractive lower middle market and non-sponsored segments—again, the playground of BC Partners.

Regards,

Michael Terwilliger, CFA

Portfolio Manager*

Alternative Credit Income Fund

*	Effective October, 31, 2020, Sierra Crest Investment Management LLC (“Sierra Crest”) replaced Resource Alternative Advisor, LLC (“Resource”) as the Fund’s investment adviser. Michael Terwilliger has joined Sierra Crest as a portfolio manager to the Fund.

[i]	Fund performance refers to that of Class I. Reflects twelve-month returns through September 30, 2024. Past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Performance figures for periods less than one year are not annualized. For performance information current to the most recent month-end, please call toll-free 1-833-404-4103.

The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed, until at least January 31, 2025 to waive its management fees (excluding any incentive fee) and to pay or absorb the ordinary annual operating expenses of the Fund (excluding incentive fees, all borrowing costs, dividends, amortization/accretion and interest on securities sold short, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that its management fees plus the Fund’s ordinary annual operating expenses exceed 2.34% per annum of the Fund’s average daily net assets attributable to Class I shares. Such Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Board of Trustees, upon 60 days written notice to the Adviser. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three (3) years from the date the Adviser (or the previous investment adviser) waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board of Trustees. See “Management of the Fund.”

[22]	Goldman Sachs, Global Strategy Paper #71: (10/18/2024)
[23]	“Cost of Capital and Capital Allocation, Investment in the Era of ‘Easy Money” Morgan Stanely (2/28/2024)

14	www.altcif.com

Alternative Credit Income Fund	Shareholder Letter

September 30, 2024 (Unaudited)

ii	S&P 500 – The S&P 500 is a market-capitalization-weighted index of the 500 largest publicly-traded companies in the U.S. Investors cannot invest directly in an index.

iii	Barclays U.S. Aggregate Total Return Value Index – The Barclays U.S. Aggregate Total Return Value Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Investors cannot invest directly in an index. Reflects cumulative return 10/28/2015 through 09/30/2024.

iv	Morningstar LSTA US Leveraged Loan TR USD Index – The Morningstar LSTA US Leveraged Loan TR USD Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Investors cannot invest directly in an index. Reflects cumulative return 10/28/2015 through 09/30/2024.

[v]	ICE BofA U.S. High Yield Index – The ICE BofA U.S. High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Investors cannot invest directly in an index. Reflects cumulative return 10/28/2015 through 09/30/2024.

Annual Report | September 30, 2024	15

Alternative Credit Income Fund	Portfolio Update

September 30, 2024 (Unaudited)

The Fund’s performance figures for the periods ended September 30, 2024, compared to its benchmark:

Alternative Credit Income Fund	1 Month	Quarter	6 Month	YTD	1 Year	3 Year	5 Year	Since Inception*	Inception
Class A Shares - Without Load	0.77%	0.77%	4.17%	5.63%	6.33%	2.48%	5.08%	6.02%	4/17/15
Class A Shares - With Load	-5.05%	-5.05%	-1.84%	-0.44%	0.19%	0.47%	3.84%	5.26%	4/17/15
Class C Shares - Without Load	0.80%	0.69%	3.77%	5.13%	5.64%	1.75%	4.31%	5.43%	4/17/15
Class C Shares - With Load(a)	-0.20%	-0.30%	2.77%	4.13%	4.65%	1.75%	4.31%	5.43%	4/17/15
Class W Shares - Without Load	0.88%	0.88%	4.17%	5.74%	6.44%	2.51%	5.10%	5.97%	4/17/15
Class I Shares - Without Load	0.73%	0.84%	4.20%	5.83%	6.60%	2.72%	5.33%	6.26%	4/17/15
Class L Shares - Without Load	0.81%	0.81%	4.14%	5.54%	6.17%	2.29%	4.86%	4.83%	7/28/17
Class L Shares - With Load	-3.43%	-3.43%	-0.30%	1.05%	1.70%	0.82%	3.95%	4.19%	7/28/17
Morningstar LSTA US Leveraged Loan TR USD Index	0.71%	2.04%	3.98%	6.54%	9.59%	6.47%	5.74%	4.90%	4/17/15

*	Annualized total return
(a)	Effective as of December 23, 2016, Class C shares no longer have a sales charge.

The Morningstar LSTA US Leveraged Loan TR USD Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Investors cannot invest directly in an index.

Past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Performance figures for periods less than one year are not annualized. As of the Fund’s most recent prospectus dated January 26, 2024, the Fund’s total annual operating expenses, including acquired fund fees and expenses, before fee waivers is 4.95% for Class A, 5.69% for Class C, 4.93% for Class W, 4.69% for Class I and 5.20% for Class L shares. After fee waivers, the Fund’s total annual operating expense is 4.82% for Class A, 5.57% for Class C, 4.82% for Class W, 4.57% for Class I and 5.07% for Class L shares. Class A shares are subject to maximum sales loads of 5.75% imposed on purchases. Class L shares are subject to a maximum sales load of 4.25% imposed on purchases. Share repurchases within 365 days may be subject to an early withdrawal charge of 0.50% for Class A and 1.00% for Class C shares. For performance information current to the most recent month-end, please call toll-free 1-833-404-4103.

16	www.altcif.com

Alternative Credit Income Fund	Portfolio Update

September 30, 2024 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

*	Commencement of operations for Class A Shares.

Consolidated Portfolio Composition as of September 30, 2024

Asset Type	Percent of Net Assets
Bank Loans	49.23%
Private Investment Funds	18.50%
Common Equity	10.04%
Short Term Investments	8.79%
Asset Backed Securities and Corporate Bonds	7.15%
Interval Fund	2.49%
Preferred Stock	3.06%
Warrants	0.22%
Joint Venture	0.17%
Equipment Financing	0.64%
Total Investments	100.29%
Liabilities in Excess of Other Assets	-0.29%
Net Assets	100.00%

Please see the Consolidated Schedule of Investments for a detailed listing of the Fund’s holdings.

Annual Report | September 30, 2024	17

Alternative Credit Income Fund	Consolidated Schedule of Investments

September 30, 2024

	Coupon	Reference Rate & Spread	Maturity	Principal	Value
BANK LOANS (49.23%)(a)(b)
Communication Services (3.20%)
Next Flight Ventures, Delayed Draw Term Loan(c)(d)(e)	15.01%	3M SOFR + 10.00%	12/26/2025	$424,615	$413,658
Next Flight Ventures, First Lien Term Loan(c)(d)	14.90%	3M SOFR + 10.00%	12/26/2025	4,406,416	4,292,290
Synamedia America Holdings, Inc., First Lien Term Loan(c)	12.35%	3M SOFR + 7.75%, 1.00% Floor	12/05/2028	2,644,828	2,588,757
					7,294,705
Consumer Discretionary (4.72%)
Arrow Purchaser, Inc., First Lien Initial Term Loan(c)	11.62%	1M SOFR + 6.75%, 1.00% Floor	04/15/2026	2,062,500	2,021,250
Lucky Bucks Holdings LLC, Subordinated Note(c)(f)	–%	3M SOFR + 4.75%, 0.75% Floor	05/29/2026	10,013,460	1,938,606
Needle Holdings LLC, First Lien Term Loan(c)	14.10%	1M SOFR + 9.50%	06/22/2027	2,360,458	2,006,389
PMP OPCO LLC, First Lien Term Loan(c)(g)	13.35%	1M SOFR + 8.50%, 2.00% Floor	05/31/2029	1,265,625	1,241,958
PMP OPCO, LLC, Delayed Draw Term Loan(c)(e)(g)	–%	1M SOFR + 8.50%, 2.00% Floor	05/31/2029	8,437	(7,341)
PMP OPCO, LLC, Revolver(c)(e)(g)	–%	1M SOFR + 8.50%, 2.00% Floor	05/31/2029	–	(2,630)
Riddell Inc., Delayed Draw Term Loan(c)(e)(g)	–%	1M SOFR + 6.00%, 1.00% Floor	03/29/2029	–	(4,073)
Riddell Inc., First Lien Term Loan(c)(g)	11.17%	1M SOFR + 6.00%, 1.00% Floor	03/29/2029	3,590,909	3,550,691
					10,744,850
Consumer Staples (5.72%)
8th Avenue Food & Provisions, Inc., Second Lien Term Loan(c)	12.71%	1M SOFR + 7.75%	10/01/2026	2,500,000	2,212,500
BrightPet, First Lien Term Loan(c)(d)	11.95%	3M SOFR + 6.25%, 0.75% PIK, 1.00% Floor	10/06/2026	1,943,869	1,902,659
BrightPet, Revolver(c)(d)	11.67%	3M SOFR + 6.25%, 0.75% PIK,1.00% Floor	10/06/2026	502,476	491,824
Florida Food Products LLC, Second Lien Term Loan(c)	12.96%	1M SOFR + 8.00%, 0.75% Floor	10/18/2029	5,000,000	4,000,000
Phillips Feed Service, Inc., First Lien Term Loan(c)	12.21%	1M SOFR + 7.00%	05/30/2025	5,250,000	4,424,175
					13,031,158
Financials (8.77%)
BetaNXT, Inc., First Lien Term Loan(c)	10.35%	3M SOFR + 5.75%	07/01/2029	2,346,061	2,252,453
Cor Leonis Limited, Revolver(c)(e)	12.10%	3M SOFR + 7.50%, 1.50% Floor	05/15/2028	2,145,224	2,145,224
DeltaDx Limited, LP - Barri/Dolex(c)(d)	15.00%	PIK	06/30/2028	322,457	322,876
H-CA II, LLC, First Lien Term Loan(c)	16.00%	N/A	04/01/2024	1,808,260	1,803,739
Hunter Point Capital Structured Notes Issuer, LLC, Subordinated Delayed Draw Notes(c)(e)	N/A	N/A	07/15/2052	2,499,805	3,108,757
Irradiant Intermediate Holdings, L.P., Delayed Draw Term Loan(c)(e)	11.20%	3M SOFR + 6.50%, 1.50% Floor	06/08/2028	870,000	840,275
Irradiant Intermediate Holdings, L.P., First Lien Term Loan(c)	11.20%	3M SOFR + 6.50%, 1.50% Floor	06/08/2028	1,450,000	1,420,275
Money Transfer Acquisition Inc., First Lien Term Loan(c)	13.20%	1M SOFR + 8.25%, 1.00% Floor	12/14/2027	6,070,098	5,941,412
SouthStreet Securities Holdings, Inc., First Lien Term Loan(c)	9.00%	N/A	09/20/2027	2,700,000	2,133,000
					19,968,011

See Notes to Consolidated Financial Statements.

18	www.altcif.com

Alternative Credit Income Fund	Consolidated Schedule of Investments

September 30, 2024

	Coupon	Reference Rate & Spread	Maturity	Principal	Value
Health Care (7.51%)
American Academy Holdings, LLC, Delayed Draw Term Loan(c)(d)	14.62%	1M SOFR + 4.50%, 5.25% PIK, 3.25% Floor	01/01/2025 $	400,510	$401,030

American Academy Holdings, LLC, First Lien Term Loan(c)(d)	14.62%	1M SOFR + 4.50%, 5.25% PIK, 3.25% Floor	01/01/2025	2,018,569	2,021,193
American Academy Holdings, LLC, Second Lien Term Loan(c)(d)	14.50%	14.50% PIK	03/01/2028	4,090,073	3,854,893
PhyNet Dermatogoly LLC, Delayed Draw Term Loan(c)(e)	–%	6M SOFR + 6.50%, 1.00% Floor	10/20/2029	–	7,759
PhyNet Dermatology LLC, First Lien Term Loan(c)	11.78%	6M SOFR + 6.50%, 1.00% Floor	10/20/2029	1,945,899	1,931,305
Upstream Rehabilitation, Inc., Second Lien Term Loan(c)	13.85%	3M SOFR + 8.50%	11/22/2027	7,500,000	6,037,500
VBC Spine Opco LLC (DxTX Pain and Spine LLC), Delayed Draw Term Loan(c)(e)	13.46%	3M SOFR + 8.00%, 2.00% Floor	06/14/2028	711,290	708,931
VBC Spine Opco LLC (DxTX Pain and Spine LLC), First Lien Term Loan(c)	13.45%	3M SOFR + 8.00%, 2.00% Floor	06/14/2028	2,171,159	2,149,447
VBC Spine Opco LLC (DxTX Pain and Spine LLC), Revolver(c)(e)	–%	3M SOFR + 8.00%, 2.00% Floor	06/14/2028	–	(2,419)
					17,109,639
Industrials (5.70%)
Accordion Partners, LLC, Delayed Draw Term Loan A(c)	11.10%	3M SOFR + 6.50%, 0.75% Floor	08/29/2029	281,206	281,206
Accordion Partners, LLC, Delayed Draw Term Loan B(c)	11.50%	3M SOFR + 6.25%, 0.75% Floor	08/29/2029	352,397	351,058
Accordion Partners, LLC, First Lien Term Loan A(c)	10.85%	3M SOFR + 6.25%, 0.75% Floor	08/29/2029	3,203,500	3,191,327
Epic Staffing Group, First Lien Term Loan(c)	10.85%	1M SOFR + 6.00%, 0.50% Floor	06/28/2029	1,959,185	1,885,324
Marvel APS (Autorola Group Holding A/S), Delayed Draw Term Loan(c)(d)(h)	10.00%	10.00% PIK	12/21/2027	3,281,759	3,653,096
Material Handling Systems, Inc., First Lien Term Loan(c)	10.91%	3M SOFR + 5.50%, 0.50% Floor	06/08/2029	1,892,090	1,736,002
Vortex Opco LLC, First Lien Term Loan (First Out)(c)	11.00%	3M SOFR+ 6.25%, 0.50% Floor	04/30/2030	720,000	750,712
Vortex Opco LLC, First Lien Term Loan (Second Out)(c)	9.12%	3M SOFR+ 4.25%, 0.50% Floor	12/15/2028	1,587,786	1,147,175
					12,995,900
Information Technology (13.61%)
Accurate Background, LLC, First Lien Term Loan(c)	10.87%	3M SOFR + 6.00%, 1.00% Floor	03/26/2027	4,378,629	4,329,588
Ancile Solutions, Inc., First Lien Term Loan(c)	15.21%	3M SOFR + 10.00%, 1.00% Floor	06/11/2026	3,485,507	3,572,645
Colonnade Intermediate, LLC, First Lien Term Loan(c)(f)	–%	1M SOFR + 7.00%, 1.00% Floor	04/27/2024	3,016,058	2,124,511
DCert Buyer, Inc. First Amendment Term Loan Refinancing, Second Lien Term Loan(c)	11.85%	1M SOFR + 7.00%	02/16/2029	3,600,000	3,126,870
Diamanti, Inc., Subordinated Note(c)(d)	12.50%	12.50% PIK	08/01/2024	3,958,266	4,079,389
EagleView Technology Corp., Second Lien Term Loan(c)	12.25%	3M SOFR + 7.50%	08/14/2026	1,495,652	1,140,434
Ivanti Software, Inc., Second Lien Initial Term Loan(c)	12.83%	3M SOFR + 7.25%, 0.50% Floor	12/01/2028	4,000,000	2,586,660
Kofax, Inc., Second Lien Term Loan(c)	13.00%	3M SOFR + 7.75%, 0.50% Floor	07/20/2030	4,000,000	3,544,000
Precisely Software Incorporated, Second Lien Term Loan(c)	12.76%	3M SOFR + 7.25%, 0.75% Floor	04/23/2029	3,000,000	2,825,625

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2024	19

Alternative Credit Income Fund	Consolidated Schedule of Investments

September 30, 2024

	Coupon	Reference Rate & Spread	Maturity	Principal	Value
Spectrio, Deleyed Draw Term Loan(c)	11.06%	6M SOFR + 6.00%, 1.00% Floor	12/09/2026	$1,162,921	$1,080,121
Spectrio, First Lien Term Loan(c)	11.06%	6M SOFR + 6.00%, 1.00% Floor	12/09/2026	2,787,902	2,589,403
					30,999,246
TOTAL BANK LOANS
(Cost $126,470,094)					112,143,509

ASSET BACKED SECURITIES AND CORPORATE BONDS (7.15%)
ASSET BACKED SECURITIES (4.31%)(a)(b)
Canyon Capital CLO 2014-1, Ltd., Class ER(i)	13.22%	3M SOFR + 7.70%	01/30/2031	1,000,000	658,837
JMP Credit Advisors CLO IV, Ltd.(c)	21.54%	N/A	07/17/2029	4,836,540	183,305
JMP Credit Advisors CLO V, Ltd.(c)	4.32%	N/A	07/17/2030	4,486,426	779,292
Mount Logan Funding 2018-1 LP(c)(g)(i)	22.14%	N/A	01/22/2033	7,798,575	5,536,208
Octagon Investment Partners 36, Ltd., Class F(i)	13.31%	3M SOFR + 7.75%	04/15/2031	1,000,000	703,610
Octagon Investment Partners XIV, Ltd., Class ER(i)	13.91%	3M SOFR + 8.35%	07/15/2029	2,132,000	551,310
Saranac CLO VII, Ltd., Class ER(i)	12.11%	3M SOFR + 6.72%	11/20/2029	500,000	120,606
Tralee CLO II, Ltd., Class ER(i)	13.39%	3M SOFR + 7.85%	07/20/2029	1,000,000	946,628
Tralee CLO II, Ltd., Class FR(f)(i)	–%	3M SOFR + 8.35%	07/20/2029	1,000,000	139
Voya CLO 2014-2, Ltd., Class ER(i)	13.25%	3M SOFR + 7.70%	04/17/2030	1,067,586	344,830
					9,824,765
CORPORATE BONDS (2.84%)(b)
Communications (0.87%)
Spanish Broadcasting System, Inc.(i)	9.75%	N/A	03/01/2026	3,000,000	1,982,460

Consumer Discretionary (–%)
Monitronics - Escrow(c)	–%	N/A	12/31/2049	2,650,000	–

Consumer Staples (0.27%)
H-Food Holdings LLC / Hearthside Finance Co., Inc.(f)(i)	–%	N/A	06/01/2026	7,978,000	608,488

Financials (0.96%)
EJF CRT 2024-R1 LLC, Class R1(c)	12.93%	N/A	12/17/2055	2,187,886	2,187,886

Industrials (0.74%)
Vortex Opco LLC(i)	8.00%	N/A	11/15/2029	3,135,000	1,410,750
Wesco Aircraft Holdings, Inc.(f)(i)	–%	N/A	11/15/2027	4,636,000	278,160
					1,688,910
TOTAL ASSET BACKED SECURITIES AND CORPORATE BONDS
(Cost $33,016,082)					16,292,509

EQUIPMENT FINANCING (0.64%)
Equipment Financing (0.64%)
White Oak Equipment Finance 1, LLC(b)(c)(j)	10.75%	N/A	01/01/2027	1,456,280	1,456,280

TOTAL EQUIPMENT FINANCING
(Cost $1,456,280)					1,456,280

	Dividend Rate	Shares	Value
PREFERRED STOCK (3.06%)(b)
Consumer Discretionary (2.91%)
EBSC Holdings LLC (Riddell, Inc.), Preferred(c)(d)(g)	10.00% PIK	1,050,485	1,047,858
Pennfoster, Preferred(c)(d)	15.49% PIK	5,504,991	5,344,796

See Notes to Consolidated Financial Statements.

20	www.altcif.com

Alternative Credit Income Fund	Consolidated Schedule of Investments

September 30, 2024

	Dividend Rate	Shares	Value
PREFERRED STOCK (3.06%)(b) (continued)
Consumer Discretionary (2.91%) (continued)
Princeton Medspa Partners, LLC, Preferred(c)(d)(g)(j)	12.50% PIK	257,877	$246,846
			6,639,500
Health Care (0.06%)
American Academy Holdings. Inc., Preferred(c)(d)(j)	18.00%	90,970	135,546

Industrials (0.09%)
GreenPark Infrastructure, LLC Series A, Preferred(c)(g)(j)(k)		400	200,000

TOTAL PREFERRED STOCK
(Cost $6,904,254)			6,975,046

COMMON EQUITY (10.04%)(b)
Communication Services (0.01%)
Next Flight Ventures(c)(k)		88	12,000
NFV Co-Pilot, Inc.(c)(k)		441	9,504
			21,504

Consumer Discretionary (2.63%)
CEC Entertainment, Inc.(k)		79,564	1,133,787
JoAnn Inc.(c)		1,570,371	4,846,156
			5,979,943

Diversified (4.64%)
Ares Capital Corp.		117,223	2,454,650
CION Investment Corp.		120,800	1,437,520
FS KKR Capital Corp.		105,137	2,074,353
Portman Ridge Finance Corp.(g)		25,504	473,099
SLR Investment Corp.		115,211	1,733,926
WhiteHorse Finance, Inc.		207,328	2,398,785
			10,572,333

Financials (0.85%)
Aperture Dodge 18 LLC(c)(k)		2,048,422	1,945,982

Health Care (0.19%)
American Academy Holdings. Inc., Common Units(c)(j)(k)		0.05	265,118
DXTX Pain and Spine LLC, Common Units(c)(j)(k)		98,854	171,018
			436,136

Industrials (0.03%)
GreenPark Infrastructure, LLC Series M-1(c)(e)(g)(j)(k)		200	70,630

Real Estate (1.69%)
Copper Property CTL Pass Through Trust		319,520	3,839,927

TOTAL COMMON EQUITY
(Cost $20,993,514)			22,866,455

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2024	21

Alternative Credit Income Fund	Consolidated Schedule of Investments

September 30, 2024

	Shares	Value
INTERVAL FUND (2.49%)(b)
Interval Fund (2.49%)
Opportunistic Credit Interval Fund(g)	491,441	$5,676,149
TOTAL INTERVAL FUND
(Cost $5,916,955)		5,676,149

JOINT VENTURE (0.17%)(b)
Joint Venture (0.17%)
Great Lakes Funding II LLC, Series A(e)(g)(l)(m)	383,177	392,756
TOTAL JOINT VENTURE
(Cost $383,177)		392,756

PRIVATE INVESTMENT FUNDS (18.50%)(b)
BlackRock Global Credit Opportunities Fund, LP(e)(l)(n)		8,655,359
CVC European Mid-Market Solutions Fund(e)(l)(n)		2,585,211
EJF Financial Debt Strategies Fund LP(l)		750,000
GSO Credit Alpha Fund II LP(e)(l)(n)		2,616,121
Monroe Capital Private Credit Fund III LP(e)(l)(n)		8,319,003
Pelham S2K SBIC II, L.P.(e)(l)(n)		284,446
Tree Line Credit Strategies LP(l)(n)		18,933,815
		42,143,955
TOTAL PRIVATE INVESTMENT FUNDS
(Cost $43,022,345)		42,143,955

Warrants (0.22%)(b)
CEC Entertainment, Inc., Warrants	237,941	89,228
Diamanti, Inc., Class A., Warrants(c)	146,413	–
Princeton Medspa Partners, LLC., Warrants(c)(g)(j)	0.01	18,560
SouthStreet Securities Holdings, Inc., Warrants(c)	3,400	386,070

TOTAL Warrants
(Cost $390,456)		493,858

	Number of Contracts	Value
DERIVATIVES (–%)
Princeton Medspa Partners, LLC, Put(c)(g)(j)	250,000	–

TOTAL DERIVATIVES		–
(Cost $–)

SHORT-TERM INVESTMENT (8.79%)
Money Market Funds (8.79%)
US BANK MMDA - USBGFS 9, 4.70%(b)(o)	20,026,069	20,026,069

TOTAL SHORT-TERM INVESTMENT
(Cost $20,026,069)		20,026,069

INVESTMENTS, AT VALUE (100.29%)
(Cost $258,579,226)		$228,466,586

Other Liabilities In Excess Of Other Assets (-0.29%)		(666,900)

NET ASSETS (100.00%)		$227,799,686

See Notes to Consolidated Financial Statements.

22	www.altcif.com

Alternative Credit Income Fund	Consolidated Schedule of Investments

September 30, 2024

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

PIK - Payment in-Kind

Reference Rates:

1M SOFR - 1 Month US SOFR as of September 30, 2024 was 4.85%.

3M SOFR - 3 Month US SOFR as of September 30, 2024 was 4.59%.

6M SOFR - 6 Month US SOFR as of September 30, 2024 was 4.25%.

(a)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(b)	These investment are pledged to secure the Fund’s debt obligations.

(c)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.

(d)	Payment in kind security which may pay interest in additional par.

(e)	All or a portion of this commitment was unfunded as of September 30, 2024.

(f)	Non-accrual investment.

(g)	Affiliate company.

(h)	Principal balance denominated in euros.

(i)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2024, the aggregate market value of those securities was $13,142,026, representing 5.77% of net assets.

(j)	Investment is held through ACIF Master Blocker, LLC, wholly-owned subsidiary.

(k)	Non-income producing security.

(l)	Restricted security.

(m)	During the year ended September 30, 2024, the Fund invested $27,413 in Great Lakes Funding II, LLC - Series A units, received a return of capital distribution of $125,215, and reported change in unrealized appreciation of $ 20,043 on Great Lakes Funding II, LLC - Series A units. Additionally, Great Lakes Funding II LLC - Series A declared distributions of $72,083 during the year ended September 30, 2024.

(n)	Investment is held through CIF Investments LLC, a wholly-owned subsidiary.

(o)	Money market fund; interest rate reflects seven-day effective yield on September 30, 2024.

Securities determined to be restricted under the procedures approved by the Fund's Board of Trustees are as follows.

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
3/31/2018 - 9/30/2024	BlackRock Global Credit Opportunities Fund, LP	$9,797,727	$8,655,359	3.80%
09/30/2017 - 09/30/2021	CVC European Mid-Market Solutions Fund	3,954,326	2,585,211	1.13%
6/30/2024 - 9/30/2024	EJF Financial Debt Strategies Fund LP	750,000	750,000	0.33%
08/05/2022 - 09/30/2024	Great Lakes Funding II LLC, Series A	383,177	392,756	0.17%
6/30/2018 - 3/31/2021	GSO Credit Alpha Fund II LP	1,212,217	2,616,121	1.15%
9/30/2018 - 12/31/2020	Monroe Capital Private Credit Fund III LP	8,011,523	8,319,003	3.65%
11/14/2022 - 03/31/2023	Pelham S2K SBIC II, L.P.	296,552	284,446	0.12%
12/31/2017 - 06/30/2019	Tree Line Credit Strategies LP	19,000,000	18,933,815	8.31%
	Total	$43,405,522	$42,536,711	18.67%

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2024	23

Alternative Credit Income Fund	Consolidated Schedule of Investments

September 30, 2024

Additional information on investments in private investment funds, including our joint venture Great Lakes Funding II LLC, Series A, and unfunded commitments:

Security	Value	Redemption Frequency	Redemption Notice(Days)	Unfunded Commitments as of September 30, 2024
BlackRock Global Credit Opportunities Fund, LP(a)	$8,655,359	N/A	N/A	$3,871,980
CVC European Mid-Market Solutions Fund(b)	2,585,211	N/A	N/A	206,342
EJF Financial Debt Strategies Fund LP	750,000	N/A	N/A	N/A
Great Lakes Funding II LLC, Series A(a)	392,756	N/A	N/A	111,561
GSO Credit Alpha Fund II LP(a)	2,616,121	N/A	N/A	7,382,124
Monroe Capital Private Credit Fund III LP(b)	8,319,003	N/A	N/A	1,498,740
Pelham S2K SBIC II, L.P.	284,446	N/A	N/A	1,703,448
Tree Line Credit Strategies LP	18,933,815	Quarterly	90	N/A
Total	$42,536,711			$14,774,195

Unfunded Commitments:

Security	Value	Maturity	Unfunded Commitment
Cor Leonis Limited, Revolver	$2,145,224	05/15/2028	$3,676
GreenPark Infrastructure, LLC Series M-1	70,630	N/A	731,500
Hunter Point Capital Structured Notes Issuer, LLC, Subordinated Delayed Draw Notes	3,108,757	07/15/2052	3,375,195
Irradiant Intermediate Holdings, L.P., Delayed Draw Term Loan	840,275	06/08/2028	580,000
Next Flight Ventures, Delayed Draw Term Loan	413,658	12/26/2025	782,638
PhyNet Dermatogoly LLC, Delayed Draw Term Loan	7,759	10/20/2029	1,034,483
PMP OPCO, LLC, Delayed Draw Term Loan	(7,341)	05/31/2029	843,750
PMP OPCO, LLC, Revolver	(2,630)	05/31/2029	140,625
Riddell Inc., Delayed Draw Term Loan	(4,073)	03/29/2029	363,636
VBC Spine Opco LLC (DxTX Pain and Spine LLC), Delayed Draw Term Loan	708,931	06/14/2028	475,382
VBC Spine Opco LLC (DxTX Pain and Spine LLC), Revolver	(2,419)	06/14/2028	241,936
Total	$7,278,771		$8,572,821

Total Unfunded Commitments			$23,347,016

(a)	A voluntary withdrawal may be permitted at the General Partner's discretion with the General Partner's consent.

(b)	A voluntary withdrawal may be permitted with the General Partner's prior written consent.

See Notes to Consolidated Financial Statements.

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Alternative Credit Income Fund	Consolidated Statement of Assets and Liabilities

September 30, 2024

ASSETS
Investments, at value (Cost $238,959,154)	$210,025,875
Affiliated investments, at value (Cost $19,620,072)	18,440,711
Cash	3,986
Interest and distributions receivable	3,251,124
Receivable for fund shares sold	347,002
Prepaid expenses and other assets	117,008
Total assets	$232,185,706

LIABILITIES
USB Credit Facility	3,562,086
Interest on line of credit payable	79,325
Due to Adviser	81,427
Administration fees payable	215,301
Custody fees payable	2,661
Transfer agency fees payable	61,864
Accrued expenses and other liabilities	383,356
Total liabilities	4,386,020
NET ASSETS	$227,799,686

NET ASSETS CONSISTS OF
Paid-in capital	$252,515,354
Total accumulated deficit	(24,715,668)
NET ASSETS	$227,799,686

Common Shares:
Class A
Net assets	$27,766,874
Shares of beneficial interest outstanding (no par value; unlimited number of shares)	2,864,160
Net asset value(a)	$9.69
Maximum offering price per share (maximum sales charge of 5.75%)	$10.29
Class C
Net assets	$30,135,036
Shares of beneficial interest outstanding (no par value; unlimited shares)	3,072,390
Net asset value(a)	$9.81
Class W
Net assets	$47,397,507
Shares of beneficial interest outstanding (no par value; unlimited shares)	4,893,088
Net asset value	$9.69
Class I
Net assets	$113,632,100
Shares of beneficial interest outstanding (no par value; unlimited shares)	11,710,728
Net asset value	$9.70
Class L
Net assets	$8,868,169
Shares of beneficial interest outstanding (no par value; unlimited shares)	914,500
Net asset value	$9.70
Maximum offering price per share (maximum sales charge of 4.25%)	$10.13

(a)	Redemption price varies based on length of time held (Note 6).

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2024	25

Alternative Credit Income Fund	Consolidated Statement of Operations

For the Year Ended September 30, 2024

INVESTMENT INCOME
Interest	$17,361,390
Interest from affiliated investments	1,772,696
Payment-in-kind	2,654,286
Payment-in-kind from affiliated investments	50,772
Dividends	7,253,841
Dividends from affiliated investments	830,118
Other Income	438,406
Total investment income	30,361,509
EXPENSES
Investment advisory fees (Note 4)	4,228,860
Administrative fees (Note 4)	408,085
Distribution fees (Note 4):
Class C	251,394
Class L	24,500
Shareholder servicing fees (Note 4):
Class A	46,670
Class C	83,809
Class W	106,147
Class L	24,500
Interest expense (Note 7)	421,040
Interest and amortization/accretion on securities sold short	19,221
Incentive fees (Note 4)	641,586
Transfer agent fees (Note 4)	255,711
Professional fees	854,048
Printing expense	130,875
Registration fees	77,278
Insurance expense	183,483
Trustee fees and expenses (Note 4)	40,605
Networking Fees:
Class A	9,486
Class C	9,841
Class W	3,388
Class I	27,064
Class L	3,858
Other expenses	64,380
Total expenses	7,915,829
Fees waived by Adviser net of recoupment (Note 4)	(1,048,338)
Total net expenses	6,867,491
NET INVESTMENT INCOME	23,494,018
Net realized loss on non-affiliated investments	(5,293,424)
Net realized loss on affiliated investments	(83,045)
Net realized gain on securities sold short	2,463,229
Net realized gain on foreign currency transactions	28,755
Net change in unrealized depreciation on non-affiliated investments	(3,689,532)
Net change in unrealized depreciation on affiliated investments	(1,573,396)
Net change in unrealized appreciation on debt	(7,676)
Net change in unrealized appreciation on securities sold short	(703,228)
Net change in unrealized appreciation on translation of assets and liabilities in foreign currencies	11
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(8,858,306)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,635,712

See Notes to Consolidated Financial Statements.

26	www.altcif.com

Alternative Credit Income Fund	Consolidated Statements of Changes in Net Assets

	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023
OPERATIONS
Net investment income	$23,494,018	$23,571,949
Net realized loss on investments	(5,376,469)	(1,309,135)
Net realized gain on securities sold short	2,463,229	–
Net realized gain on foreign currency transactions	28,755	–
Net change in unrealized depreciation on investments	(5,262,928)	(12,958,005)
Net change in unrealized appreciation on securities sold short	(703,228)	703,228
Net change in unrealized appreciation on debt	(7,676)	–
Net change in unrealized appreciation on translation of assets and liabilities in foreign currencies	11	–
Net increase in net assets resulting from operations	14,635,712	10,008,037

DISTRIBUTIONS TO SHAREHOLDERS
From Distributable Earnings
Class A	(2,200,085)	(2,622,103)
Class C	(2,237,560)	(2,637,980)
Class W	(3,500,561)	(3,744,180)
Class I	(8,500,670)	(8,114,488)
Class L	(671,503)	(774,234)
Total distributions to shareholders	(17,110,379)	(17,892,985)

COMMON SHARE TRANSACTIONS
Class A
Proceeds from sales of shares	1,838,587	2,849,033
Distributions reinvested	1,035,451	1,321,049
Cost of shares redeemed	(9,370,560)	(4,557,578)
Net transferred in(out)	(1,642,125)	(684,076)
Net decrease from share transactions	(8,138,647)	(1,071,572)
Class C
Proceeds from sales of shares	799,942	2,457,255
Distributions reinvested	941,668	1,210,338
Cost of shares redeemed	(5,485,249)	(4,398,432)
Net transferred in(out)	(6,806,712)	(415,344)
Net decrease from share transactions	(10,550,351)	(1,146,183)
Class W
Proceeds from sales of shares	3,832,922	8,000,677
Distributions reinvested	853,187	974,679
Cost of shares redeemed	(10,411,110)	(8,988,259)
Net transferred in(out)	519,360	(3,645,027)
Net decrease from share transactions	(5,205,641)	(3,657,930)
Class I
Proceeds from sales of shares	22,395,998	15,729,005
Distributions reinvested	3,035,631	4,180,602
Cost of shares redeemed	(29,206,944)	(20,944,050)
Net transferred in(out)	7,929,477	4,751,895
Net increase from share transactions	4,154,162	3,717,452
Class L
Proceeds from sales of shares	46,391	26,026
Distributions reinvested	405,045	462,806
Cost of shares redeemed	(2,597,798)	(927,995)
Net transferred in(out)	–	(23,479)
Net decrease from share transactions	(2,146,362)	(462,642)
Total net decrease in net assets	(24,361,506)	(10,505,823)

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2024	27

Alternative Credit Income Fund	Consolidated Statements of Changes in Net Assets (continued)

	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023
NET ASSETS
Beginning of year	252,161,192	262,667,015
End of year	$227,799,686	$252,161,192

OTHER INFORMATION
Common Shares Transactions
Class A
Issued	187,886	286,914
Distributions reinvested	106,890	135,876
Redeemed	(965,710)	(462,919)
Net Transferred in(out)	(167,276)	(68,557)
Net decrease in shares	(838,210)	(108,686)

Class C
Issued	80,831	243,786
Distributions reinvested	96,071	122,973
Redeemed	(558,470)	(441,790)
Net Transferred in(out)	(680,409)	(41,807)
Net decrease in shares	(1,061,977)	(116,838)

Class W
Issued	393,655	811,476
Distributions reinvested	88,123	100,325
Redeemed	(1,072,366)	(911,159)
Net Transferred in(out)	53,107	(361,196)
Net decrease in shares	(537,481)	(360,554)

Class I
Issued	2,302,423	1,588,810
Distributions reinvested	312,890	429,277
Redeemed	(3,003,478)	(2,125,471)
Net Transferred in(out)	800,569	473,281
Net increase in shares	412,404	365,897

Class L
Issued	4,775	2,662
Distributions reinvested	41,822	47,604
Redeemed	(268,131)	(94,229)
Net Transferred in(out)	–	(2,600)
Net decrease in shares	(221,534)	(46,563)

See Notes to Consolidated Financial Statements.

28	www.altcif.com

Alternative Credit Income Fund	Consolidated Statement of Cash Flows

For the Year Ended September 30, 2024

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$14,635,712
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of investment securities	(44,879,452)
Proceeds from sale of investment securities	69,121,535
Purchases to cover securities sold short	(6,810,875)
Purchase of short-term investment securities - net	(4,582,907)
Amortization of discount and accretion of discount on investments	(2,484,176)
Payment-in-kind income	(2,705,058)
Net realized (gain)/loss on:
Investments	2,884,485
Net change in unrealized (appreciation)/depreciation on:
Investments	5,966,145
Debt	7,676
(Increase)/Decrease in assets:
Deposit for Security Sold Short	9,356,283
Interest and distributions receivable	513,760
Prepaid expenses and other assets	54,706
Increase/(Decrease) in liabilities:
Due to Adviser	(338,505)
Administration fees payable	20,801
Custody fees payable	(39,202)
Shareholder servicing fees payable	(56,951)
Distribution fees payable	(27,490)
Transfer agency fees payable	(49,197)
Interest expense on securities sold short payable	(246,780)
Incentive fees payable	(220,881)
Interest payable	58,419
Accrued expenses and other liabilities	(610,758)
Net cash provided by operating activities	39,567,290

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment on the BNP Line of Credit	(3,878,632)
Borrowings on the USB Credit Facility	27,954,410
Repayment on the USB Credit Facility	(24,400,000)
Proceeds from sales of shares	28,643,210
Cost of shares redeemed	(57,071,661)
Cash distributions paid	(10,839,397)
Net cash used in financing activities	(39,592,070)

Effect of exchange rates on cash	28,766

Net change in cash & cash equivalents	3,986
Restricted and unrestricted cash, beginning of period	-
Restricted and unrestricted cash, end of year	$3,986

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest:	$$362,621

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING TRANSACTIONS
Reinvestment of distributions:	$$6,270,982

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2024	29

Alternative Credit Income Fund – Class A	Financial Highlights

For a Share Outstanding Throughout the Years Presented

	Year Ended September 30, 2024		Year Ended September 30, 2023		Year Ended September 30, 2022	Year Ended September 30, 2021		Year Ended September 30, 2020
NET ASSET VALUE, BEGINNING OF YEAR	$9.79		$10.09		$11.09	$9.75		$10.80

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.97		0.93		0.61	0.74		0.69
Net realized and unrealized gain/(loss) on investments	(0.37)		(0.53)		(0.91)	1.30		(0.92)
Total income/(loss) from investment operations	0.60		0.40		(0.30)	2.04		(0.23)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.70)		(0.70)		(0.66)	(0.63)		(0.70)
From return of capital	–		–		(0.04)	(0.07)		(0.12)
Total distributions	(0.70)		(0.70)		(0.70)	(0.70)		(0.82)
INCREASE/(DECREASE) IN NET ASSET VALUE	(0.10)		(0.30)		(1.00)	1.34		(1.05)
NET ASSET VALUE, END OF YEAR	$9.69		$9.79		$10.09	$11.09		$9.75

TOTAL RETURN(b)	6.33	%(c)	4.19	%(c)	(2.85)%	21.33	%(c)	(1.88	)%(c)(d)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$27,767		$36,233		$38,452	$41,519		$38,829

RATIOS TO AVERAGE NET ASSETS(e)
Including incentive fees, interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	3.29%		3.00%		2.60%	2.84%		2.78%
Expenses, net of fees waived/expenses reimbursed by Adviser	2.92%		2.87%		2.60%	2.65%		2.68%
Excluding incentive fees, interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	2.96%		2.72%		2.59%	2.78%		2.69%
Expenses, net of fees waived/expenses reimbursed by Adviser	2.59%		2.59%		2.59%	2.59%		2.59%
Net investment income	9.91%		9.36%		5.60%	6.87%		6.93%

PORTFOLIO TURNOVER RATE	19%		23%		26%	49%		39%
BORROWINGS AT END OF YEAR
Aggregate amount outstanding (000s)	$3,562		$3,879		–	–		–
Asset coverage per $1,000 (000s)	$64,951		$66,093		–	–		–

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Returns shown exclude applicable sales charges.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(d)	0.10% of the Fund’s total return consists of a reimbursement by the Adviser for a loss on a transaction. Excluding this item, total return would have been (1.98)%.
(e)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.

See Notes to Consolidated Financial Statements.

30	www.altcif.com

Alternative Credit Income Fund – Class C	Financial Highlights

For a Share Outstanding Throughout the Years Presented

	Year Ended September 30, 2024		Year Ended September 30, 2023		Year Ended September 30, 2022	Year Ended September 30, 2021		Year Ended September 30, 2020
NET ASSET VALUE, BEGINNING OF YEAR	$9.90		$10.21		$11.21	$9.86		$10.92

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.91		0.86		0.53	0.66		0.62
Net realized and unrealized gain/(loss) on investments	(0.37)		(0.54)		(0.90)	1.31		(0.92)
Total income/(loss) from investment operations	0.54		0.32		(0.37)	1.97		(0.30)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.63)		(0.63)		(0.59)	(0.56)		(0.66)
From return of capital	–		–		(0.04)	(0.06)		(0.10)
Total distributions	(0.63)		(0.63)		(0.63)	(0.62)		(0.76)
INCREASE/(DECREASE) IN NET ASSET VALUE	(0.09)		(0.31)		(1.00)	1.35		(1.06)
NET ASSET VALUE, END OF YEAR	$9.81		$9.90		$10.21	$11.21		$9.86

TOTAL RETURN(b)	5.64	%(c)	3.33	%(c)	(3.48)%	20.36	%(c)	(2.61	)%(c)(d)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$30,135		$40,947		$43,391	$47,640		$43,984

RATIOS TO AVERAGE NET ASSETS(e)
Including incentive fees, interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	4.06%		3.74%		3.38%	3.59%		3.53%
Expenses, net of fees waived/expenses reimbursed by Adviser	3.68%		3.62%		3.35%	3.40%		3.43%
Excluding incentive fees, interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	3.73%		3.46%		3.37%	3.53%		3.44%
Expenses, net of fees waived/expenses reimbursed by Adviser	3.34%		3.34%		3.34%	3.34%		3.34%

Net investment income	9.22%		8.61%		4.87%	6.12%		6.19%

PORTFOLIO TURNOVER RATE	19%		23%		26%	49%		39%
BORROWINGS AT END OF YEAR
Aggregate amount outstanding (000s)	$3,562		$3,879		–	–		–
Asset coverage per $1,000 (000s)	$64,951		$66,093		–	–		–

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(d)	0.10% of the Fund’s total return consists of a reimbursement by the Adviser for a loss on a transaction. Excluding this item, total return would have been (2.71)%.
(e)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2024	31

Alternative Credit Income Fund – Class W	Financial Highlights

For a Share Outstanding Throughout the Years Presented

	Year Ended September 30, 2024		Year Ended September 30, 2023		Year Ended September 30, 2022	Year Ended September 30, 2021		Year Ended September 30, 2020
NET ASSET VALUE, BEGINNING OF YEAR	$9.78		$10.08		$11.08	$9.74		$10.79

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.96		0.93		0.61	0.74		0.69
Net realized and unrealized gain/(loss) on investments	(0.35)		(0.53)		(0.91)	1.30		(0.92)
Total income/(loss) from investment operations	0.61		0.40		(0.30)	2.04		(0.23)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.70)		(0.70)		(0.66)	(0.63)		(0.70)
From return of capital	–		–		(0.04)	(0.07)		(0.12)
Total distributions	(0.70)		(0.70)		(0.70)	(0.70)		(0.82)
INCREASE/(DECREASE) IN NET ASSET VALUE	(0.09)		(0.30)		(1.00)	1.34		(1.05)
NET ASSET VALUE, END OF YEAR	$9.69		$9.78		$10.08	$11.08		$9.74

TOTAL RETURN(b)	6.44	%(c)	4.19	%(c)	(2.86)%	21.35	%(c)	(1.89	)%(c)(d)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$47,398		$53,123		$58,382	$61,915		$69,993

RATIOS TO AVERAGE NET ASSETS(e)
Including incentive fees, interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	3.34%		2.98%		2.60%	2.81%		2.75%
Expenses, net of fees waived/expenses reimbursed by Adviser	2.92%		2.87%		2.60%	2.65%		2.68%
Excluding incentive fees, interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	3.01%		2.70%		2.59%	2.75%		2.66%
Expenses, net of fees waived/expenses reimbursed by Adviser	2.59%		2.59%		2.59%	2.59%		2.59%

Net investment income	9.86%		9.36%		5.63%	6.89%		6.92%

PORTFOLIO TURNOVER RATE	19%		23%		26%	49%		39%
BORROWINGS AT END OF YEAR
Aggregate amount outstanding (000s)	$3,562		$3,879		–	–		–
Asset coverage per $1,000 (000s)	$64,951		$66,093		–	–		–

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(d)	0.10% of the Fund’s total return consists of a reimbursement by the Adviser for a loss on a transaction. Excluding this item, total return would have been (1.99)%.
(e)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.

See Notes to Consolidated Financial Statements.

32	www.altcif.com

Alternative Credit Income Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Years Presented

	Year Ended September 30, 2024		Year Ended September 30, 2023		Year Ended September 30, 2022	Year Ended September 30, 2021		Year Ended September 30, 2020
NET ASSET VALUE, BEGINNING OF YEAR	$9.80		$10.11		$11.11	$9.77		$10.82

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.98		0.95		0.63	0.76		0.72
Net realized and unrealized gain/(loss) on investments	(0.35)		(0.53)		(0.90)	1.30		(0.92)
Total income/(loss) from investment operations	0.63		0.42		(0.27)	2.06		(0.20)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.73)		(0.73)		(0.69)	(0.65)		(0.73)
From return of capital	–		–		(0.04)	(0.07)		(0.12)
Total distributions	(0.73)		(0.73)		(0.73)	(0.72)		(0.85)
INCREASE/(DECREASE) IN NET ASSET VALUE	(0.10)		(0.31)		(1.00)	1.34		(1.05)
NET ASSET VALUE, END OF YEAR	$9.70		$9.80		$10.11	$11.11		$9.77

TOTAL RETURN(b)	6.60	%(c)	4.36	%(c)	(2.58)%	21.61	%(c)	(1.61	)%(c)(d)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$113,632		$110,739		$110,512	$93,970		$87,634

RATIOS TO AVERAGE NET ASSETS(e)
Including incentive fees, interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	3.15%		2.74%		2.36%	2.59%		2.52%
Expenses, net of fees waived/expenses reimbursed by Adviser	2.67%		2.62%		2.35%	2.40%		2.43%
Excluding incentive fees, interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	2.82%		2.46%		2.35%	2.53%		2.43%
Expenses, net of fees waived/expenses reimbursed by Adviser	2.34%		2.34%		2.34%	2.34%		2.34%

Net investment income	10.05%		9.63%		5.78%	7.12%		7.20%

PORTFOLIO TURNOVER RATE	19%		23%		26%	49%		39%
BORROWINGS AT END OF YEAR
Aggregate amount outstanding (000s)	$3,562		$3,879		–	–		–
Asset coverage per $1,000 (000s)	$64,951		$66,093		–	–		–

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(d)	0.10% of the Fund’s total return consists of a reimbursement by the Adviser for a loss on a transaction. Excluding this item, total return would have been (1.71)%.
(e)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2024	33

Alternative Credit Income Fund – Class L	Financial Highlights

For a Share Outstanding Throughout the Years Presented

	Year Ended September 30, 2024		Year Ended September 30, 2023		Year Ended September 30, 2022	Year Ended September 30, 2021		Year Ended September 30, 2020
NET ASSET VALUE, BEGINNING OF YEAR	$9.79		$10.09		$11.08	$9.75		$10.79

INCOME/(LOSS) FROM INVESTMENT OPERATIONS
Net investment income(a)	0.95		0.90		0.58	0.71		0.67
Net realized and unrealized gain/(loss) on investments	(0.36)		(0.53)		(0.90)	1.29		(0.91)
Total income/(loss) from investment operations	0.59		0.37		(0.32)	2.00		(0.24)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.68)		(0.67)		(0.63)	(0.60)		(0.69)
From net realized gain on investments	–		–		–	–		–
From return of capital	–		–		(0.04)	(0.07)		(0.11)
Total distributions	(0.68)		(0.67)		(0.67)	(0.67)		(0.80)
INCREASE/(DECREASE) IN NET ASSET VALUE	(0.09)		(0.30)		(0.99)	1.33		(1.04)
NET ASSET VALUE, END OF YEAR	$9.70		$9.79		$10.09	$11.08		$9.75

TOTAL RETURN(b)	6.17	%(c)	3.93	%(c)	(3.01)%	20.92	%(c)	(2.04	)%(c)(d)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year or period (in 000s)	$8,868		$11,119		$11,930	$14,026		$12,656

RATIOS TO AVERAGE NET ASSETS(e)
Including incentive fees, interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	3.64%		3.25%		2.89%	3.11%		3.04%
Expenses, net of fees waived/expenses reimbursed by Adviser	3.17%		3.12%		2.85%	2.90%		2.93%
Excluding incentive fees, interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	3.31%		2.97%		2.88%	3.05%		2.95%
Expenses, net of fees waived/expenses reimbursed by Adviser	2.84%		2.84%		2.84%	2.84%		2.84%
Net investment income	9.69%		9.11%		5.37%	6.61%		6.66%

PORTFOLIO TURNOVER RATE	19%		23%		26%	49%		39%
BORROWINGS AT END OF YEAR
Aggregate amount outstanding (000s)	$3,562		$3,879		–	–		–
Asset coverage per $1,000 (000s)	$64,951		$66,093		–	–		–

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(d)	0.10% of the Fund’s total return consists of a reimbursement by the Adviser for a loss on a transaction. Excluding this item, total return would have been (2.14)%.
(e)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.

See Notes to Consolidated Financial Statements.

34	www.altcif.com

Alternative Credit Income Fund	Notes to Consolidated Financial Statements

September 30, 2024

1. ORGANIZATION

Alternative Credit Income Fund (the “Fund”) is a closed-end, diversified management Investment Company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is structured as an interval fund and continuously offers its shares. The Fund was organized as a Delaware statutory trust on December 11, 2014.

The Fund’s investment objectives are to produce current income and to achieve capital preservation with moderate volatility and low to moderate correlation to the broader equity markets. The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in fixed-income and fixed-income related securities.

Sierra Crest Investment Management LLC (the “Adviser”) has served as the Fund’s investment adviser since October 31, 2020.

On February 3, 2020, the Fund formed a wholly-owned subsidiary, CIF Investments LLC, a Delaware corporation. To the extent permitted by the 1940 Act, the Fund may make investments through CIF Investments LLC, which is a pass-through entity.

On March 22, 2022, the Fund formed a wholly-owned taxable subsidiary, ACIF Master Blocker, LLC (the “Taxable Subsidiary”), a Delaware corporation, which is taxed as a corporation for U.S. federal income tax purposes. The Taxable Subsidiary allows the Fund to make equity investments in companies organized as pass-through entities while continuing to satisfy the requirements of a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. These consolidated financial statements reflect adjustments that in the opinion of the Fund are necessary for the fair presentation of the financial position and results of operations as of and for the periods presented herein.

The Fund is considered an investment company for financial reporting purposes under U.S. GAAP and therefore applies the accounting and reporting guidance applicable to investment companies. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates, and such difference could be material. In accordance with U.S. GAAP guidance on consolidation, the Fund will generally not consolidate its investment in a portfolio company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Fund. Accordingly, the Fund consolidated the accounts of the Fund’s wholly-owned subsidiaries, CIF Investments LLC and the Taxable Subsidiary, in its consolidated financial statements. All significant intercompany balances and transactions have been eliminated in consolidation. All references made to the “Fund” herein include Alternative Credit Income Fund and its consolidated subsidiaries, except as stated otherwise.

Securities Transactions and Investment Income – Investment transactions are recorded on the trade date. Realized gains or losses on investments are calculated using the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Premiums on securities are amortized to the earliest call date and purchase discounts are accreted over the life of the respective securities using the effective interest method.

Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. Accrued interest is generally reversed when a loan is placed on non-accrual status. Payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability of the outstanding principal and interest. Generally non-accrual loans may be restored to accrual status when past due principal and interest is paid current and are likely to remain current based on management’s judgment.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mid-price. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value. Investments in money market funds are valued at their respective net asset value (“NAV”).

Annual Report | September 30, 2024	35

Alternative Credit Income Fund	Notes to Consolidated Financial Statements

September 30, 2024

Structured credit and other similar debt securities including, but not limited to, collateralized loan obligations (“CLO”) debt and equity securities, asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”) and other securitized investments backed by certain debt or other receivables (collectively, “Structured Credit Securities”), are valued on the basis of valuations provided by dealers in those instruments and/or independent pricing services recommended by the Adviser and approved by the Fund’s board of trustees (the "Board", "Trustees", or "Board of Trustees"). In determining fair value, dealers and pricing services will generally use information with respect to transactions in the securities being valued, quotations from other dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information. The Adviser will, based on its reasonable judgment, select the dealer or pricing service quotation that most accurately reflects the fair market value of the Structured Credit Security while taking into account the information utilized by the dealer or pricing service to formulate the quotation in addition to any other relevant factors. In the event that there is a material discrepancy between quotations received from third-party dealers or the pricing services, the Adviser may (i) use an average of the quotations received or (ii) select an individual quotation that the Adviser, based upon its reasonable judgment, determines to be reasonable.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at fair value as determined in good faith by the Adviser in its capacity as the Board of Trustees’ valuation designee pursuant to Rule 2a-5 under the 1940 Act. As fair valuation involves subjective judgments, the Fund cannot ensure that fair values determined by the Board or persons acting in their direction would accurately reflect the price that the Fund could obtain for a security if the security was sold. As the valuation designee, the Adviser acts under the Board of Trustees’ oversight. The Adviser’s fair valuation policies and procedures are approved by the Board of Trustees.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker- dealer or independent pricing service is inaccurate.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve and credit quality.

Valuation of Private Investment Funds – The Fund invests a portion of its assets in private investment funds (“Private Investment Funds”). Private Investment Funds, including an investment in Great Lakes Funding II LLC (“Great Lakes II Joint Venture”), value their investment assets at fair value and generally report a NAV or its equivalent in accordance with U.S. GAAP on a calendar quarter basis. The Fund has elected to apply the practical expedient and to value its investments in Private Investment Funds at their respective NAVs at each quarter-end in accordance with U.S. GAAP. For non-calendar quarter-end days, the Valuation Committee estimates the fair value of each Private Investment Fund by adjusting the most recent NAV for such Private Investment Fund, as necessary, by the change in a relevant benchmark that the Valuation Committee has deemed to be representative of the underlying securities in the Private Investment Fund.

Loan Participation and Assignments – The Fund invests in debt instruments, which are interests in amounts owed to lenders (the “Lenders”) by corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of direct investments, loans originated by the Fund, participations in loans or assignments of all or a portion of the loans from third parties or exposure to investments in loans through investment in Private Investment Funds or other pooled investment vehicles. When the Fund purchases an interest in a loan in the form of an assignment, the Fund acquires all of the direct rights and obligations of a lender (as such term is defined in the related credit agreement), including the right to vote on amendments or waivers of such credit agreement. However, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Instead, the administration of the loan agreement is often performed by a bank or other financial institution (the “Agent”) that acts as agent for the Lenders. Circumstances may arise in connection with which the Agent takes action that contradicts the will of the Lenders. For example, under certain circumstances, an Agent may refuse to declare the borrower in default, despite having received a notice of default from the Lenders. When the Fund purchases an interest in a loan in the form of a participation, the Fund purchases such participation interest from another existing Lender, and consequently, the Fund does not obtain the rights and obligations of the Lenders under the credit agreement, such as the right to vote on amendments or waivers. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender from which the Fund has received that participation interest. In this instance, the Fund is subject to both the credit risk of the borrower and the credit risk of the Lender that sold the Fund such participation interest.

Unfunded Commitments – The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding, such as delayed draw term loans or revolving credit arrangements. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan.

36	www.altcif.com

Alternative Credit Income Fund	Notes to Consolidated Financial Statements

September 30, 2024

Additionally, when the Fund invests in a Private Investment Fund, the Fund makes a commitment to invest a specified amount of capital in the applicable Private Investment Fund. The capital commitment may be drawn by the general partner of the Private Investment Fund either all at once or through a series of capital calls at the discretion of the general partner. The unfunded commitment represents the portion of the Fund’s overall capital commitment to a particular Private Investment Fund that has not yet been called by the general partner of the Private Investment Fund.

As of September 30, 2024, the Fund had unfunded commitments of $23,347,016.

Short Sales – The Fund may sell securities short. To do this the Fund will borrow and then sell (take short positions in) securities. To complete such a transaction, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace, or cover, the security borrowed by purchasing it in the open market at some later date. The Fund will generally have to pay a fee or premium to borrow a security and be obligated to repay the lender any dividend or interest that accrues on those securities during the period of the loan. The Fund bears the risk of a loss, unlimited in size, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain, limited to the price that the Fund sold the security short, if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. To mitigate leverage risk, the Fund will segregate liquid assets (which may include its long positions) at least equal to its short position exposure, marked-to-market daily.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with U.S. GAAP guidance on fair value measurements and disclosure, the Fund discloses the fair value of its investments in a hierarchy that categorizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the fair value of the Fund’s investments. These inputs are categorized in the following hierarchy under applicable accounting guidance:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices in markets that are not active, or quoted prices for similar assets or liabilities in active markets, or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Annual Report | September 30, 2024	37

Alternative Credit Income Fund	Notes to Consolidated Financial Statements

September 30, 2024

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the fair values according to the inputs used in valuing the Fund’s investments as of September 30, 2024:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Bank Loans(a)
Communication Services	$–	$–	$7,294,705	$7,294,705
Consumer Discretionary	–	–	10,744,850	10,744,850
Consumer Staples	–	–	13,031,158	13,031,158
Financials	–	–	19,968,011	19,968,011
Health Care	–	–	17,109,639	17,109,639
Industrials	–	–	12,995,900	12,995,900
Information Technology	–	–	30,999,246	30,999,246
Asset Backed Securities(a)	–	3,325,960	6,498,805	9,824,765
Corporate Bonds(a)
Communications	–	1,982,460	–	1,982,460
Consumer Discretionary	–	–	–	–
Consumer Staples	–	608,488	–	608,488
Financials	–	–	2,187,886	2,187,886
Industrials	–	1,688,910	–	1,688,910
Equipment Financing(a)	–	–	1,456,280	1,456,280
Common Equity(a)
Communication Services	–	–	21,504	21,504
Consumer Discretionary	–	1,133,787	4,846,156	5,979,943
Diversified	10,572,333	–	–	10,572,333
Financials	–	–	1,945,982	1,945,982
Health Care	–	–	436,136	436,136
Industrials	–	–	70,630	70,630
Real Estate	–	3,839,927	–	3,839,927
Preferred Stock(a)
Consumer Discretionary	–	–	6,639,500	6,639,500
Health Care	–	–	135,546	135,546
Industrials	–	–	200,000	200,000
Interval Fund(a)	5,676,149	–	–	5,676,149
Warrants(a)	–	89,228	404,630	493,858
Derivatives(a)	–	–	–	–
Short-Term Investment(a)	20,026,069	–	–	20,026,069
TOTAL	$36,274,551	$12,668,760	$136,986,564	$185,929,875
Investments measured at net asset value(a)				$42,536,711
Total Investments, at fair value				$228,466,586

(a)	For detailed descriptions, see the accompanying Consolidated Schedule of Investments.

38	www.altcif.com

Alternative Credit Income Fund	Notes to Consolidated Financial Statements

September 30, 2024

The following table provides a reconciliation of the beginning and ending balances of investments for which the Fund has used Level 3 inputs to determine the fair value:

Investments in Securities at Value	Balance as of September 30, 2023	Accrued Discount/premium	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of September 30, 2024	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2024
Bank Loans
Communication Services	$4,371,238	$131,419	$254,061	$(54,528)	$8,637,006	$(6,044,491)	$–	$–	$7,294,705	$(29,678)
Consumer Discretionary	5,390,728	118,601	2,462,514	1,221,964	7,178,110	(5,627,067)	–	–	10,744,850	(398,063)
Consumer Staples	13,560,386	232,303	–	(1,071,530)	329,999	(20,000)	–	–	13,031,158	(1,071,530)
Financials	16,722,889	124,405	(27,301)	536,798	4,085,882	(1,474,662)	–	–	19,968,011	536,798
Healthcare	20,613,768	65,794	(13,037)	97,290	1,625,641	(5,279,817)	–	–	17,109,639	(273,998)
Industrials	18,459,171	172,381	(3,476,579)	181,082	6,247,277	(8,587,432)	–	–	12,995,900	199,310
Information Technology	39,297,855	206,702	(958,698)	(137,958)	558,492	(7,967,147)	–	–	30,999,246	(1,811,022)
Asset Backed Securities	8,476,118	1,722,773	–	(2,068,596)	–	(1,631,490)	–	–	6,498,805	(2,068,596)
Common Equity
Communication Services	–	–	–	(16,286)	37,790	–	–	–	21,504	(16,286)
Consumer Discretionary	–	–	–	(142,913)	4,989,069	–	–	–	4,846,156	(142,913)
Financials	2,124,000	–	–	(187,470)	9,452	–	–	–	1,945,982	(187,470)
Healthcare	435,415	–	–	721	–	–	–	–	436,136	721
Industrials	1,856,249	–	(2,444,090)	658,471	–	–	–	–	70,630	4
Corporate Bonds					–	–	–	–	–
Financials	–	–	–	–	2,250,000	(62,114)	–	–	2,187,886	–
Equipment Financing
Financials	–	–	–	–	1,822,754	(366,474)	–	–	1,456,280	–
Preferred Stock
Consumer Discretionary	5,018,108	185	–	(46,031)	1,667,238	–	–	–	6,639,500	(46,031)
Healthcare	116,897	–	–	18,649	–	–	–	–	135,546	18,649
Industrials	200,000	–	–	–	–	–	–	–	200,000	–
Derivatives	–	–	–	–	–	–	–	–	–	–
Warrants	349,690	–	–	54,940	–	–	–	–	404,630	54,940
Total	$136,992,512	$2,774,563	$(4,203,130)	$(955,397)	$39,438,710	$(37,060,694)	$–	$–	$136,986,564	$(5,235,165)

Annual Report | September 30, 2024	39

Alternative Credit Income Fund	Notes to Consolidated Financial Statements

September 30, 2024

There are significant unobservable valuation inputs for material Level 3 investments, and a change to the unobservable input may result in a significant change to the value of the investment. Level 3 investment valuation techniques and inputs as of September 30, 2024 are as follows:

Asset Category	Fair value at September 30, 2024	Valuation Technique	Unobservable Input(a)	Range of Input (Weighted Average)(b)
Bank Loans
Communication Services	$7,294,705	Discounted Cash Flows	Market Yield	11.7% - 12.8% (12.4%)
Consumer Discretionary	6,799,855	Discounted Cash Flows	Market Yield	9.6% - 14.7% (11.6%)
Consumer Discretionary	1,938,606	Enterprise Market Value	EBITDA Multiple	7.0x
Consumer Discretionary	2,006,389	Market	Broker/Dealer Quotes	N/A
Consumer Staples	10,818,658	Discounted Cash Flows	Market Yield	11.8% - 23.0% (18.4%)
Consumer Staples	2,212,500	Market	Broker/Dealer Quotes	N/A
Financials	19,968,011	Discounted Cash Flows	Market Yield	9.4% - 18.5% (14.1%)
Healthcare	11,072,139	Discounted Cash Flows	Market Yield	10.0% - 16.3% (13.4%)
Healthcare	6,037,500	Market	Broker/Dealer Quotes	N/A
Industrials	9,362,011	Discounted Cash Flows	Market Yield	7.7% - 17.4% (12.1%)
Industrials	3,633,889	Market	Broker/Dealer Quotes	N/A
Information Technology	19,195,146	Discounted Cash Flows	Market Yield	9.8% - 22.3% (15.1%)
Information Technology	2,124,511	Enterprise Market Value	EBITDA Multiple	6.1x
Information Technology	9,679,589	Market	Broker/Dealer Quotes	N/A
Bonds & Notes
Asset Backed Securities	6,498,805	Discounted Cash Flows	Market Yield	20.3% - 22.1% (22.1%)
Corporate Bonds - Financials	2,187,886	Recent Transaction	Transaction Price	$1.0
Common Equity
Communication Services	21,504	Enterprise Market Value	EBITDA Multiple	2.0x
Financials	1,945,982	Enterprise Market Value	EBITDA Multiple	6.8x
Consumer Discretionary	4,846,156	Recent Transaction	Transaction Price	$1.0
Healthcare	436,136	Enterprise Market Value	EBITDA Multiple	10.5x - 18.0x (15.1x)
Industrials	70,630	Enterprise Value	Book value of equity (asset)	1.0x
Equipment Financing	1,456,280	Discounted Cash Flows	Market Yield	10.8%
Preferred Stock
Consumer Discretionary	5,344,796	Discounted Cash Flows	Market Yield	13.0%
Consumer Discretionary	1,294,704	Enterprise Value	Stock Price	$98.8 - $2,140.0
				($1,750.8)
			Time	4.5 - 5.2 (4.6)
			Volatility	50.0% - 58.6% (51.6%)
Healthcare	135,546	Discounted Cash Flows	Market Yield	17.6%
Industrials	200,000	Enterprise Value	Book value of equity (asset)	1.0x
Warrants	404,630	Enterprise Value	Stock Price	$88.6 - $114.5 ($113.3)
			Time	2.0 - 5.2 (2.1)
			Volatility	35.0% - 58.6% (36.1%)
Total Level 3 investments	$136,986,564

(a)	An increase in market yield would result in a decrease in fair value. A decrease in market yield would result in an increase in fair value. An increase in the transaction price would result in an increase in fair value. A decrease in the transaction price would result in a decrease in fair value. An increase in the EBITDA multiple would result in an increase in fair value. A decrease in the EBITDA multiple would result in a decrease in fair value.

(b)	The weighted averages disclosed in the table above were weighted by their relative fair value.

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk.

Federal and Other Taxes – No provision for income taxes, except for the Taxable Subsidiary, is included in the accompanying financial statements.. The Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the consolidated financial statements.

40	www.altcif.com

Alternative Credit Income Fund	Notes to Consolidated Financial Statements

September 30, 2024

As of and during the period ended September 30, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund and the Taxable Subsidiary file U.S. federal, state and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Taxable Subsidiary records deferred tax assets or liabilities related to temporary book versus tax differences on the income or loss generated by the underlying equity investments held by the Taxable Subsidiary.

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from U.S. GAAP.

Early Withdrawal Charge – Selling brokers, or other financial intermediaries that have entered into distribution agreements with the Distributor (as defined below in Note 4), will receive a commission of (a) up to 1.00% of the purchase price of Class C shares and (b) up to 0.50% of the purchase of Class A shares of $1 million or more. Shareholders who tender for repurchase of such shareholder's Class C shares fewer than 365 days after the original purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Shareholders tendering Class A shares fewer than 365 days after the original purchase date will be subject to an early withdrawal charge of 0.50% of the original purchase price, which will be deducted from repurchase proceeds, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. The Distributor may waive the imposition of the early withdrawal charge in the event of shareholder death or shareholder disability. Any such waiver does not imply that the early withdrawal charge will be waived at any time in the future or that such early withdrawal charge will be waived for any other shareholder. Class A shares (with respect to purchases of less than $1 million) will not be subject to an early withdrawal charge.

Indemnification – The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3. GREAT LAKES FUNDING II LLC

In August 2022, the Fund invested in Series A of Great Lakes Funding II LLC (the “Great Lakes II Joint Venture”), a joint venture with an investment strategy to underwrite and hold senior, secured unitranche loans made to middle-market companies. The Fund treats its investment in the Great Lakes II Joint Venture as a joint venture since an affiliate of the Adviser controls a 50% voting interest in the Great Lakes II Joint Venture. In connection with the launch of the Great Lakes II Joint Venture, the Fund entered into a series of transactions pursuant to which the Fund’s prior investment in BCP Great Lakes Holdings LP, a vehicle formed as a co-investment vehicle to facilitate the participation of certain co-investors to invest, directly or indirectly, in BCP Great Lakes Funding, LLC (the “Prior Great Lakes Joint Venture”) which the Fund invested in during the fourth quarter of 2022, and the corresponding assets held by the Prior Great Lakes Joint Venture in respect of the Fund’s investment in BCP Great Lakes Holdings LP, were transferred to the Great Lakes II Joint Venture in complete redemption of the Fund’s investment in BCP Great Lakes Holdings LP.

The Great Lakes II Joint Venture is a Delaware series limited liability company, and pursuant to the terms of the Great Lakes Funding II LLC Limited Liability Company Agreement (the “Great Lakes II LLC Agreement”), prior to the end of the investment period with respect to each series established under the Great Lakes II LLC Agreement, each member of the predecessor series would be offered the opportunity to roll its interests into any subsequent series of the Great Lakes II Joint Venture. The Fund does not pay any advisory fees in connection with its investment in the Great Lakes II Joint Venture. Certain other funds managed by the Adviser or its affiliates have also invested in the Great Lakes II Joint Venture.

The fair value of the Fund’s investment in the Great Lakes II Joint Venture as of September 30, 2024 was $392,756. Fair value has been determined utilizing the practical expedient in accordance with U.S. GAAP. Pursuant to the terms of the Great Lakes II LLC Agreement, the Fund generally may not affect any direct or indirect sale, transfer, assignment, hypothecation, pledge or other disposition of or encumbrance upon its interests in the Great Lakes II Joint Venture, except that the Fund may sell or otherwise transfer its interests with the consent of the managing members of the Great Lakes II Joint Venture or to an affiliate or a successor to substantially all of the assets of the Fund.

As of September 30, 2024, the Fund had a $111,561 unfunded commitment to the Great Lakes II Joint Venture.

Annual Report | September 30, 2024	41

Alternative Credit Income Fund	Notes to Consolidated Financial Statements

September 30, 2024

4. ADVISORY FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS

Advisory Fees – On October 31, 2020, the Fund entered into a management agreement (the “Management Agreement”) with the Adviser. Under the terms of the Management Agreement, the Adviser provides certain investment advisory and administrative services to the Fund and in consideration of the advisory services provided, the Adviser is entitled to a fee consisting of two components — a base management fee and an incentive fee, or collectively "investment advisory fees".

The base management fee is payable monthly in arrears at an annual rate of 1.85% of the average daily net assets of the Fund. For the year ended September 30, 2024, the Fund incurred $4,228,860 in base management fees.

The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.0%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, less the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser and any interest expenses and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with paid-in-kind (“PIK”) interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of shares pursuant to the Fund’s share repurchase program.

No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 2.25%. For any calendar quarter in which the Fund’s pre-incentive fee net investment income is greater than the hurdle rate, but less than or equal to 2.8125%, the incentive fee will equal the amount of the Fund’s pre-incentive fee net investment income in excess of the hurdle rate. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.8125% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter. For any calendar quarter in which the Fund’s pre-incentive fee net investment income exceeds 2.8125% of adjusted capital, the incentive fee will equal 15.0% of pre-incentive fee net investment income. For the year ended September 30, 2024, the Advisor earned an incentive fee of $641,586.

During the year ended September 30, 2024, the Adviser reimbursed the Fund based on the NAV error correction policies and procedures in the Fund Compliance Manual in the amount of $64,515.

Under the Expense Limitation Agreement, dated October 31, 2020, renewed on August 8, 2023, the Adviser has contractually agreed to waive all or part of its management fees (excluding any incentive fee) and/or make payments to limit Fund expenses (excluding incentive fees, all borrowing costs, dividends, amortization/accretion and interest on securities sold short, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) at least until January 31, 2025, such that the total annual operating expenses of the Fund do not exceed 2.59% per annum of Class A average daily net assets, 3.34% per annum of Class C average daily net assets, 2.59% per annum of Class W average daily net assets, 2.34% per annum of Class I average daily net assets, and 2.84% per annum of Class L average daily net assets. Fee waivers and expense payments may be recovered by the Adviser from the Fund, for a period of up to three years following the date of waiver or expense payment, if the Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver and the current expense limitation and the repayment is approved by the Board. For the year ended September 30, 2024, the Adviser waived fees of $1,054,309.

As of September 30, 2024, the following amounts that may be subject to reimbursement to the Adviser based upon their potential expiration dates:

	2025	2026	2027
Alternative Credit Income Fund	$266,824	$360,993	$1,054,309

During the year ended September 30, 2024, the Adviser recovered previously waived fees under the Expense Limitation Agreement of $5,971.

During the year ended September 30, 2024, the Adviser did not recover $330,387 of previously waived fees under the Expense Limitation Agreement which expired.

42	www.altcif.com

Alternative Credit Income Fund	Notes to Consolidated Financial Statements

September 30, 2024

Fund Accounting Fees and Expenses – ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services.

Transfer Agent – SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”) (the “Transfer Agent”), an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund.

Distributor – The Fund has entered into a distribution agreement with ALPS Distributors, Inc. (the “Distributor”), an affiliate of ALPS, to provide distribution services to the Fund. There are no fees paid to the Distributor pursuant to the distribution agreement. The Board has adopted, on behalf of the Fund, a shareholder servicing plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the shareholder servicing plan, Class A, Class C, Class W and Class L shares are subject to a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets attributable to that share class. For the year ended September 30, 2024, the Class A, Class C, Class W and Class L shares incurred shareholder servicing fees of $261,126. The Class C and Class L shares also pay to the Distributor a distribution fee, pursuant to a distribution plan adopted by the Board, that accrues at an annual rate equal to 0.75% and 0.25%, respectively, of the Fund’s average daily net assets attributable to Class C and Class L shares, respectively, and is payable on a quarterly basis. Class A, Class I and Class W shares are not currently subject to a distribution fee. For the year ended September 30, 2024, Class C and Class L shares incurred $275,894 in distribution fees.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. During the year ended September 30, 2024, no fees were retained by the Distributor.

Trustees – Each Trustee who is not affiliated with the Fund or the Adviser receives an annual fee of $10,000, an additional $2,000 for attending the annual in-person meeting of the Board, and $500 for attending each of the remaining telephonic meetings, as well as reimbursement for any reasonable expenses incurred attending the meetings. None of the executive officers or interested Trustees receives compensation from the Fund.

5. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended September 30, 2024 amounted to $44,644,134 and $63,562,806, respectively.

6. CAPITAL SHARES

The Fund, pursuant to an exemptive order granted by the SEC on July 22, 2014, offers multiple classes of shares. Class A, Class C, Class W, and Class I shares commenced operations on April 20, 2015. Class L shares commenced operations on July 28, 2017. Class C, Class W and Class I shares are offered at NAV. Class A shares are offered at NAV plus a maximum sales charge of 5.75% and may also be subject to a 0.50% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. Class C shares are subject to a 1.00% early withdrawal charge. Class L shares are offered at NAV plus a maximum sales charge of 4.25%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and early withdrawal charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, non-class specific expenses and realized and unrealized gains and losses are allocated proportionately daily based upon the relative net assets of each class. Class specific expenses, where applicable, include distribution fees, shareholder servicing fees, and networking fees.

Share Repurchase Program - As an interval fund, the Fund offers its shareholders the option of redeeming shares on a quarterly basis, at NAV, no less than 5% of the Fund’s issued and outstanding shares as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date. If shareholders tender for repurchase more than 5% of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase up to an additional 2% of the outstanding shares of the Fund, or if more than 7% of the outstanding shares of the Fund are tendered, then the Fund will repurchase shares on a pro rata basis based upon the number of shares tendered by each shareholder. There can be no assurance that the Fund will be able to repurchase all shares that each shareholder has tendered. In the event of an oversubscribed offer, shareholders may not be able to tender all shares that they wish to tender and may have to wait until the next quarterly repurchase offer to tender the remaining shares, subject to any proration. Subsequent repurchase requests will not be given priority over other shareholder requests.

For the year ended September 30, 2024, the Fund completed four quarterly repurchase offers. In these repurchase offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares (up to 7% at the discretion of the officers of the Fund) as of the Repurchase Pricing Dates. During the year ended September 30, 2024, two of the quarterly repurchase offers were oversubscribed such that pro-ration was required.

Annual Report | September 30, 2024	43

Alternative Credit Income Fund	Notes to Consolidated Financial Statements

September 30, 2024

The result of those repurchase offers were as follows:

	Repurchase Offer # 1	Repurchase Offer # 2	Repurchase Offer # 3	Repurchase Offer # 4
Commencement Date	September 11, 2023	December 11, 2023	March 14, 2024	June 12, 2024
Repurchase Request Deadline	October 11, 2023	January 10, 2024	April 10, 2024	July 10, 2024
Repurchase Pricing Date	October 11, 2023	January 10, 2024	April 10, 2024	July 10, 2024
Amount Repurchased	$12,401,053	$10,313,188	$17,511,893	$16,845,527
Shares Repurchased	1,270,312	1,065,756	1,806,340	1,725,747

7. BANK LINE OF CREDIT

During the year ended September 30, 2024, the Fund had a secured revolving bank line of credit through BNP Paribas Prime Brokerage International, Ltd. (“BNP”).

Borrowings under the BNP arrangement bear interest at the three-month LIBOR plus 95 basis points at the time of borrowing. During the year ended September 30, 2024, the Fund incurred $2,099 of interest expense related to borrowings on the BNP line of credit. Average borrowings and the average interest rate for the days the line of credit was outstanding during the year ended September 30, 2024 were $3,878,632 and 6.47%, respectively. The largest outstanding borrowing during the year ended September 30, 2024 was $3,878,632. During the year ended September 30, 2024, the Fund repaid $3,878,632 of outstanding borrowings and closed the account. As such, there was no borrowing outstanding as of September 30, 2024 related to the BNP line of credit.

On October 4, 2023, the Fund entered into a revolving bank line of credit (the “Credit Facility”) with U.S. Bank National Association (“USB”). The Credit Facility has a committed, available facility size of $50 million. The Credit Facility is an evergreen facility terminable by either party upon 364 days of receipt of written notice. The Credit Facility is secured by a first-priority perfected security interest in all the Fund's assets with a facility fee of 0.25% per annum, payable quarterly, pro-rated for the life of the Credit Facility. If the Credit Facility is terminated, a commitment fee of 0.35% on the unused portion of the maximum facility size and the interest on the used portion is based on the Fund's option, either daily simple SOFR, 1 month SOFR plus the applicable margin of 1.80% or the USB Prime rate.

During the year ended September 30, 2024, the Fund incurred $418,941 of interest and financing expenses related to the Credit Facility. Average borrowings during the year ended September 30, 2024, and the average interest rate for the days the line of credit was outstanding during the year ended September 30, 2024, were $5,845,260 and 6.75%, respectively. The largest outstanding borrowing during the year ended September 30, 2024, was $14,000,000. As of September 30, 2024, the Fund had borrowings of $3,562,086. As collateral for the Credit Facility, the Fund grants USB a first position security interest in and lien on substantially all securities of any kind or description held by the Fund in the pledge account. The fair value of the USB Credit Facility was approximated at carrying value on the consolidated statement of assets and liabilities.

Under the 1940 Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable. As of September 30, 2024, our asset coverage ratio was 6,495%.

8. TAX BASIS INFORMATION

For the year ended September 30, 2024, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character. These differences were primarily attributed to non-deductible expenses.

Distributable Earnings	Paid-in Capital
$768,194	$(768,194)

The following information is computed on a tax basis for each item as of September 30, 2024:

Gross Appreciation	Gross Depreciation (excess of tax cost over value)	Net Appreciation of Foreign Currency	Net Depreciation	Cost of Investments for Income Tax Purposes
$8,430,405	$(37,188,991)	$241,142	$(28,517,444)	$257,225,172

44	www.altcif.com

Alternative Credit Income Fund	Notes to Consolidated Financial Statements

September 30, 2024

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales, investments in partnerships and certain other investments.

As of September 30, 2024, the components of accumulated earnings on a tax basis were as follows:

Undistributed Ordinary Income	$14,247,318
Accumulated Capital Losses	(10,445,542)
Net Unrealized Depreciation on Securities	(28,517,444)
Total Accumulated Deficit	$(24,715,668)

The tax characteristics of distributions paid for the year ended September 30, 2024, were as follows:

Ordinary Income	Long-Term Capital Gain	Return of Capital
$17,110,379	$–	$–

The tax characteristics of distributions paid for the year ended September 30, 2023, were as follows:

Ordinary Income	Long-Term Capital Gain	Return of Capital
$17,892,985	$–	$–

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Short-Term Capital Losses	Long-Term Capital Losses
$706,426	$9,739,116

The Fund has formed a Taxable Subsidiary, which is taxed as a corporation for income tax purposes. The Taxable Subsidiary allows the Fund to make equity investments in companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code. The Taxable Subsidiary is a wholly owned subsidiary and consolidated in these financial statement statements for financial reporting purposes.

Deferred U.S. federal income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and U.S. federal income tax purposes. Components of deferred tax assets (liabilities) as of September 30, 2024, are as follows:

As of September 30, 2024
Deferred tax assets:
Net operating loss carryforwards	$–
Capital loss carryforwards	–
Other deferred tax assets	–
Less valuation allowance	–
Total deferred tax assets	$–
Deferred tax liabilities:
Net unrealized appreciation/(depreciation) on investments	$29,233
Total deferred tax liabilities	$29,233
Net deferred tax liability	$29,233

The Fund's income tax provision consists of the following as of September 30, 2024:

As of September 30, 2024
Current:
Federal	$13,012
$13,012
Deferred and other:
Federal and state	$29,233
$29,233

Annual Report | September 30, 2024	45

Alternative Credit Income Fund	Notes to Consolidated Financial Statements

September 30, 2024

9. RISK FACTORS

In the normal course of business, the Fund faces certain risks and uncertainties. Set forth below is a summary of certain principal risks associated with the Fund. The following is not intended to be a complete list of all the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information.

Credit Risk - It is possible that the Fund’s debt investments may not make scheduled interest and/or principal payments on their loans and/or debt securities, which may result in losses or reduced cash flow to the Fund, either or both of which may cause the Net Asset Value of, or the distributions by, the Fund to decrease. In addition, the credit quality of securities held by the Fund may fall if the underlying borrowers’ financial condition deteriorates. This also may negatively impact the value of and the Fund’s returns on its investment in such securities.

Debt Securities and Interest Rate Risks - Because the Fund invests in debt securities, the value of your investment in the Fund may fluctuate with changes in interest rates. Typically, a rise in market interest rates will cause a decline in the value of fixed rate or other debt instruments. If market interest rates increase, there is a significant risk that the value of the Fund’s investment in fixed rate debt securities may fall, and that it may be more difficult for the Fund to raise capital. Related risks include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

Investment Risk - An investment in the Fund involves a considerable amount of risk. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to his, her or its investment objectives and personal situation and (ii) consider factors such as his, her or its personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. At any point in time, an investment in the Fund’s shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends

Leverage Risk - The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment. The use of leverage, such as borrowing money to purchase securities, will cause the Fund (or a Public Investment Fund or Private Investment Fund in which the Fund has invested) to incur additional expenses and significantly magnify the Fund’s losses in the event of underperformance of the Fund’s (or Public Investment Fund’s or Private Investment Fund’s) underlying investments.

Market Disruption Risk - Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; climate-change and climate-related events; the spread of infectious illnesses or other public health issues; recessions and depressions; or other events may result in market volatility, may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of such events in the future on the U.S. economy and securities markets.

Public Investment Funds Risk -The Fund’s performance depends in part upon the performance of the Public Investment Fund managers and selected strategies, the adherence by such Public Investment Fund managers to such selected strategies, the instruments used by such Public Investment Fund managers and the Adviser’s ability to select Public Investment Fund managers and strategies and effectively allocate Fund assets among them. Fund shareholders will bear two layers of fees and expenses: (1) asset-based fees, incentive allocations or fees, and expenses at the Fund level and (2) asset-based fees, incentive allocations or fees, and expenses at the Public Investment Fund level.

Private Investment Funds Risk - The Fund’s performance depends in part upon the performance of the Private Investment Fund managers and selected strategies, the adherence by such Private Investment Fund managers to such selected strategies, the instruments used by such Private Investment Fund managers and the Adviser’s ability to select Private Investment Fund managers and strategies and effectively allocate Fund assets among them. Fund shareholders will bear two layers of fees and expenses: asset-based fees, incentive fees and allocations, and expenses at the Fund level, and asset-based fees, incentive fees and allocations, and expenses at the Private Investment Fund level.

Structured Products Risk - The Fund may invest in CDOs and other structured products, consisting of CBOs, CLOs and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund. Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold.

46	www.altcif.com

Alternative Credit Income Fund	Notes to Consolidated Financial Statements

September 30, 2024

10. AFFILIATE TRANSACTIONS

The following investments represent affiliated investments transactions during the year ended September 30, 2024, and the related positions as of September 30, 2024:

	Market Value as of September 30, 2023	Purchases(a)	Sales(b)	Market Value as of September 30, 2024	Share/Par Balance as of September 30 2024	Interest income/ Dividends	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Great Lakes Funding II LLC, Series A	$470,515	$27,413	$(125,215)	$392,756	383,177	$72,083	$–	$20,043
EBSC Holdings LLC (Riddell, Inc.), Preferred	–	1,037,645	–	1,047,858	1,050,485	50,772	–	10,213
GreenPark Infrastructure, LLC Series A	200,000	–	–	200,000	400	–	–	-
GreenPark Infrastructure, LLC Series M-1	70,626	–	–	70,630	200	–	–	4
Mount Logan Funding 2018-1 LP	7,139,595	1,492,476	(1,598,331)	5,536,208	7,798,575	1,492,475	–	(1,497,532)
Opportunistic Credit Interval Fund	7,860,465	–	(2,000,000)	5,676,149	491,441	687,644	(83,045)	(101,271)
PMP OPCO, LLC, Delayed Draw Term Loan	–	–	–	(7,341)	–	656	–	(7,341)
PMP OPCO, LLC, First Lien Term Loan	–	–	–	(2,630)	1,265,625	59,740	–	(2,630)
PMP OPCO, LLC, Revolver	–	1,241,508	–	1,241,958	–	55	–	450
Portman Ridge Finance Corp.	490,952	–	–	473,099	25,504	70,391	–	(17,853)
Princeton Medspa Partners, LLC, Preferred	–	257,877	–	246,846	257,877	10,653	–	(11,031)
Princeton Medspa Partners, LLC, Warrants	–	–	–	18,560	–	–	–	18,560
Princeton Medspa Partners, LLC, Put Option	–	–	–	–	250,000	–	–	-
Riddell Inc, Delayed Draw Term Loan	–	–	–	(4,073)	–	–	–	(4,073)
Riddell Inc, First Lien Term Loan	–	3,577,081	(45,455)	3,550,691	3,590,909	209,117	–	19,065
Total	$16,232,153	$7,634,000	$(3,769,001)	$18,440,711		$2,653,586	$(83,045)	$(1,573,396)

(a)	Purchases include increases in the cost basis of investments resulting from new portfolio investments, follow-on investments, accrued PIK and accretion of original issue discount. Purchases also include transfers into Affiliate classification.

(b)	Sales include decreases in the cost basis of investments resulting from principal repayments and sales. Sales also include transfers out of Affiliate classification.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the date of issuance of the financial statements and has determined that there have been no events that have occurred that would require adjustments to our disclosures in the financial statements.

Annual Report | September 30, 2024	47

Report of Independent Registered
Alternative Credit Income Fund	Public Accounting Firm

To the Shareholders and the Board of Trustees of Alternative Credit Income Fund

Opinion on the Consolidated Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Alternative Credit Income Fund (the "Fund"), including the consolidated schedule of investments, as of September 30, 2024, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2024, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended September 30, 2022, 2021, and 2020 were audited by other auditors whose report, dated November 29, 2022, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These consolidated financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial highlights. Our procedures included confirmation of investments owned as of September 30, 2024, by correspondence with the custodian and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

New York, New York

November 27, 2024

We have served as the Fund’s auditor since 2023.

48	www.altcif.com

Alternative Credit Income Fund	Additional Information

September 30, 2024 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 833-404-4103, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 833-404-4103, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-PORT. The filings are available upon request by calling 833-404-4103. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov.

Annual Report | September 30, 2024	49

Alternative Credit Income Fund	Trustees & Officers

September 30, 2024 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Fund as of its fiscal period end September 30, 2024 is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as resignation, death or otherwise as specified in the Fund’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Fund’s organization documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-833-404-4103. Refer to Footnote 4 of the Fund’ financial statements for additional information on Independent Trustee Compensation. The Interested Trustees and officers do not receive compensation from the Fund for their services to the Fund.

INDEPENDENT TRUSTEES

Name, Address and Year of Birth*	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Alexander Duka 1966	Trustee since October 2020	Senior Advisor, Acceleration Bay LLC (a patent investment and technology acceleration business), January 2020 to present; Executive Vice President of Corporate Development, Acceleration Bay, 2017 to 2019; Senior Advisor, Texas Fabco Solutions LLC (oilfield services), 2019 to present; Bank/Managing Director, Citigroup Inc. (1997 to 2017).	1

BC Partners Lending Corp, 2018 to present

Portman Ridge Finance Corp, 2019 to present

Bondhouse Investment Trust, 2019 to 2021

Logan Ridge Finance Corporation, 2021 to present

Opportunistic Credit Interval Fund, 2022 to present

Robert Warshauer 1958	Trustee since October 2020	Chief Executive Officer of BLST Holdings, LLC (a finance company) 2020 - present. Former Managing Director and Head of Investment Banking - NY, Imperial Capital (an investment banking company), 2007 to 2020; Board Member, Icon Parking Holdings, LLC, 2020 to present, Global Knowledge (education service), 2020 - 2021, MD America (energy company), 2020; Board Member, Estrella Broadcasting (Spanish language media), 2019 to 2020.	1	BC Partners Lending Corp, 2018 to present Portman Ridge Finance Corp, 2019 to present Logan Ridge Finance Corporation, 2021 to present Opportunistic Credit Interval Fund, 2022 to present
George Grunebaum 1963	Trustee since October 2020	President, Ashmore Funds, 2010 to present; CEO, Ashmore Funds, 2008 to present; Director/President, Gordonstoun American Foundation (non-profit education), 2000 to present.	1	BC Partners Lending Corp, 2018 to present Portman Ridge Finance Corp, 2019 to present Logan Ridge Finance Corporation, 2021 to present Opportunistic Credit Interval Fund, 2022 to present

50	www.altcif.com

Alternative Credit Income Fund	Trustees & Officers

September 30, 2024 (Unaudited)

INDEPENDENT TRUSTEES AND OFFICERS

Name, Address and Year of Birth*	Position/ Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Edward Goldthorpe 1976	Chief Executive Officer (Principal Executive Officer), President, Trustee and Chairman of the Board since October 2020	Partner and Head of Credit, BC Partners (an asset management firm), 2017 to present.	1

BC Partners Lending Corp, 2018 to present

Portman Ridge Finance Corp, 2019 to present

Logan Ridge Finance Corporation, 2021 to present

Mount Logan Capital Inc., 2019 to present

Opportunistic Credit Interval Fund, 2021 to present

Brandon Satoren 1988	Chief Financial Officer (Principal Financial Officer), Treasurer and Secretary since 2021	Mr. Satoren Serves as the Chief Financial Officer (Principal Financial Officer) since 2024, Secretary and Treasurer of the Company since 2021. Mr. Satoren previously was a Vice President and Controller at PennantPark, a Vice President at AQR Capital Management, LLC and a Manager at PricewaterhouseCoopers LLP. He earned a Bachelor of Science in Accounting from the University of Central Florida in 2010. Mr. Satoren is a Certified Public Accountant licensed to practice in Colorado and is a member of the American Institute of Certified Public Accountants.	N/A	N/A
David Held 1970	Chief Compliance Officer and AML Officer since 2021	Mr. Held has served as Chief Compliance Officer of the Company since 2021. Since June 2021, Mr. Held has served as Chief Compliance Officer, Credit for BC Partners in New York City and has served as Chief Compliance Officer of Mount Logan Management. Between 2015 and 2021, he served as Chief Compliance Officer of Lyxor Asset Management Inc.	N/A	N/A

*	Unless otherwise noted, the address of each Trustee and Officer is c/o Sierra Crest Investment Management LLC, 650 Madison Avenue, 3rd Floor, New York, NY 10022.

**	The term of office for each Trustee and officer listed above will continue indefinitely.

Annual Report | September 30, 2024	51

Alternative Credit Income Fund	Privacy Notice

September 30, 2024 (Unaudited)

FACTS	WHAT DOES ALTERNATIVE CREDIT INCOME FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	●	Social Security number	●	Purchase History
	●	Assets	●	Account Balances
	●	Retirement Assets	●	Account Transactions
	●	Transaction History	●	Wire Transfer Instructions
	●	Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alternative Credit Income Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION		Does Alternative Credit Income Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus		Yes	No
For our marketing purposes — to offer our products and services to you		No	We don’t share
For joint marketing with other financial companies		No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences		No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness		No	We don’t share
For non-affiliates to market to you		No	We don’t share
QUESTIONS?	Call 1-833-404-4103

52	www.altcif.com

Alternative Credit Income Fund	Privacy Notice

September 30, 2024 (Unaudited)

WHO WE ARE
Who is providing this notice?	Alternative Credit Income Fund
WHAT WE DO
How does Alternative Credit Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Alternative Credit Income Fund collect my personal information?

We collect your personal information, for example, when you

●    Open an account

●    Provide account information

●    Give us your contact information

●    Make deposits or withdrawals from your account

●    Make a wire transfer

●    Tell us where to send the money

●    Tells us who receives the money

●    Show your government-issued ID

●    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

●    Affiliates from using your information to market to you

●    Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Alternative Credit Income Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Alternative Credit Income Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Alternative Credit Income Fund doesn’t jointly market.

Annual Report | September 30, 2024	53

ALTERNATIVE

CREDIT INCOME FUND

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, Ohio 43215

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112

Must be accompanied or preceded by a Prospectus.
ALPS Distributors, Inc. is the Distributor for Alternative Credit Income Fund.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, there have not been any amendments to the provisions of the code of ethics adopted in Item 2(a) of this report.

(d)	During the period covered by this report, the Registrant had not granted any express or implicit waivers from the provisions of the code of ethics adopted in Item 2(a) of this report.

(e)	Not applicable.

(f)	The Registrant’s Senior Code of Ethics is filed herewith as Exhibit 19(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)(1)(i)	The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee.

(a)(2)	The Board of Trustees of the Registrant has designated Mr. Robert Warshauer as the Registrant’s Audit Committee Financial Expert. Mr. Warshauer is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended September 30, 2024 and September 30, 2023, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $199,500 and $183,750, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended September 30, 2024 and September 30, 2023, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not otherwise reported under paragraph (a) of this Item 4, were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended September 30, 2024 and September 30, 2023, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of Federal and state income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns, were $0 and $0, respectively.

(d)	All Other Fees: For the Registrant’s fiscal years ended September 30, 2024 and September 30, 2023, the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 and $0, respectively.

(e)(1)	The Registrant’s audit committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant. The Registrant’s audit committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	No services described in paragraphs (b) through (d) of this Item 4 were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During the audit of Registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	For the Registrant’s fiscal years ended September 30, 2024 and September 30, 2023, the aggregate non-audit fees for services billed by the Registrant’s accountant for services rendered to the Registrant and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0, respectively.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable to the Registrant.

(j)	Not applicable to the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Reports to Shareholders filed under Item 1(a) of this report.

(b)	Not applicable to the Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable during the Registrant’s most recent fiscal half-year.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Summary

- As a registered investment adviser, Sierra Crest Investment Management LLC (“Sierra Crest”) is required to adopt a policy setting forth the principles and procedures by which Sierra Crest votes or gives consent with respect to the securities owned by the Funds.

- A “vote” for purposes of this policy means any proxy or shareholder consent, including a vote or consent of a private company that does not involve a proxy.

- The guiding principle by which Sierra Crest votes is to vote in the best interest of the relevant Fund by maximizing the economic value of the relevant Fund’s holdings, taking into account certain factors as set forth below.

- Sierra Crest may abstain on any particular vote if a determination is made that withholding is advisable and in the best interests of the relevant Fund.

- All staff should refer any votes where there is a conflict of interest to the CCO.

Purpose and General Statement

The purpose of these voting policies and procedures is to set forth the principles and procedures by which Sierra Crest votes or gives consents with respect to the securities owned by the funds advised by Sierra Crest (collectively, the “Funds”) for which Sierra Crest exercises voting authority and discretion (the “Votes”). For avoidance of doubt, a Vote includes any proxy and any shareholder vote or consent, including a vote or consent for a private company that does not involve a proxy. These policies and procedures have been designed to help ensure that Votes are voted in the best interests of the Funds in accordance with Sierra Crest’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Policy

Sierra Crest and its affiliates engage in a broad range of activities, including investment activities for the account of other investment funds or accounts and providing investment advisory and other services to funds and operating companies. In the ordinary course of conducting Sierra Crest’s activities, the interests of a Fund may conflict with the interests of Sierra Crest, other Funds and/or Sierra Crest’s affiliates and their clients. Any conflicts of interest relating to the voting of Votes, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures. The guiding principle by which Sierra Crest votes all Votes is to vote in the best interests of each Fund by maximizing the economic value of the relevant Fund’s holdings, taking into account the relevant Fund’s investment horizon, the contractual obligations under the relevant advisory agreements or comparable documents, and all other relevant facts and circumstances at the time of the vote. Sierra Crest does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle.

It is the general policy of Sierra Crest to vote or give consent on all matters presented to security holders in any Vote, and these policies and procedures have been designated with that in mind. However, Sierra Crest reserves the right to abstain on any particular Vote or otherwise withhold its vote or consent on any matter if, in the judgment of the Sierra Crest’s Chief Compliance Officer (“CCO”) or the relevant Sierra Crest investment professional, the costs associated with voting such Vote outweigh the benefits to the relevant Funds or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the relevant Funds. In connection with the voting of Votes, Sierra Crest’s personnel may, in their discretion, meet with members of a company’s management and discuss matters of importance to the Funds and their economic interests.

Procedures

Conflicts of Interest

Compliance has the responsibility to monitor Votes for any conflicts of interest, regardless of whether they are actual or perceived. All Sierra Crest investment professionals are expected to perform their tasks relating to the voting of Votes in accordance with the principles set forth above, according the first priority to the best interest of the relevant Funds. If at any time any investment professional becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding any particular Voting decision, he or she should contact the CCO. If any investment professional is pressured or lobbied either from within or outside of Sierra Crest with respect to any particular Voting decision, he or she should contact the CCO. The CCO will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the Funds.

Where the CCO deems appropriate in his or her sole discretion, unaffiliated third parties may be used to help resolve conflicts. In this regard, the CCO shall have the power to retain independent fiduciaries, consultants, or professionals to assist with voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants or professionals.

In the event that the CCO retains independent fiduciaries, consultants or professionals to assist with voting decisions and/or delegates such voting or consent power to such fiduciaries, consultants or professionals, the CCO will follow the procedures below regarding third party accountability to the Funds:

●	Ascertain whether the third party has the capacity and competency to adequately analyze proxy issues, including the adequacy of the third party’s personnel and policies and procedures with regard to identifying and addressing conflicts of interest;

●	Ascertain whether the third party has the capacity and competency to adequately analyze proxy issues, including the adequacy of the third party’s personnel and policies and procedures with regard to identifying and addressing conflicts of interest;

●	Adopt ongoing oversight policies of the third party to ensure the third party continues to vote proxies in the best interest of the Funds;

●	Determine that the third party has the capacity and competency to adequately analyze proxy issues by providing materially accurate information.

Voting

All Sierra Crest personnel are responsible for promptly forwarding all proxy materials, consent or voting requests or notices or materials related thereto to the CCO.

All Voting decisions initially are referred to the appropriate investment professional for a voting decision. In most cases, the relevant deal team member will make the decision as to the appropriate vote for any particular Vote. In making such decision, he or she may rely on any of the information and/or research available to him or her.

Recordkeeping

Sierra Crest’s Recordkeeping Policies and Procedures apply to Votes. Sierra Crest personnel should refer to the Recordkeeping Policies and Procedures for additional guidance and information.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)        Michael Terwilliger serves as the lead Portfolio Manager for the Fund, charged with the day to day management of the Fund. He has served the Fund as Portfolio Manager since October 2015. Mr. Terwilliger has more than a decade of credit investment experience, with expertise in a range of products including high yield bonds, distressed debt, structured securities, bank loans and convertibles. Mr. Terwilliger holds a Bachelor of Arts degree from Northwestern University and a Master of Business Administration from the University of Virginia Darden School Of Business. He is also a CFA charter holder.

As of September 30, 2024, Mr. Terwilliger did not manage any other accounts in addition to the Fund.

Edward Goldthorpe serves as Portfolio Manager for the Fund, charged with the day to day management of the Fund. He has served the Fund as Portfolio Manager since December 2020. Mr. Goldthorpe is currently a Partner at BC Partners Advisors LP (“BC Partners”), having launched the BC Partners Credit platform in February 2017, and also serves as the CEO and Chairman of Mount Logan Capital Inc. Mr. Goldthorpe holds a Bachelor of Commerce from Queen’s University.

As of September 30, 2024, Mr. Goldthorpe managed the following accounts in addition to the Fund:

Total Other Accounts Managed

Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
5	$1.0 billion	8	$4.9 billion	3	$0.8 billion

Other Accounts Managed Subject to Performance-Based Fees

Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
5	$1.0 billion	8	$4.9 billion	1	<$0.1 billion

As of September 30, 2024, Mr. Terwilliger owned between $100,001-$500,000 in Fund shares.

As of September 30, 2024, Mr. Goldthorpe owned between $100,001-$500,000 in Fund shares.

Portfolio Manager Compensation

As compensation, Mr. Terwilliger receives from the Adviser a fixed base salary. Mr. Terwilliger is also entitled to receive a discretionary bonus which may be based upon, among other things, individual performance and the performance of the Fund and the Adviser.

Mr. Goldthorpe, a Partner of BC Partners, is compensated based on the success of various fund and business platforms. As part of this compensation, he receives a carried interest from the firm’s activities that is distributed based on factors such as seniority, longevity and performance, including successful deal sourcing and execution. As a Partner of BC Partners, Mr. Goldthorpe’s compensation would increase if the Fund’s performance (and net asset value) increased due to his indirect interest in the Adviser, but such compensation is not tied to any specific metric.

(b)	Not applicable to this report.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Registrant’s Senior Code of Ethics is attached hereto as Exhibit 19(a)(1) in response to Item 2(f).

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto as Exhibit 99.CERT.

(a)(4)	None.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALTERNATIVE CREDIT INCOME FUND

By:	/s/ Edward Goldthorpe
Edward Goldthorpe
President and Chief Executive Officer (Principal Executive Officer)

Date:  December 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Edward Goldthorpe
Edward Goldthorpe
President and Chief Executive Officer (Principal Executive Officer)

Date:  December 6, 2024

By:	/s/ Brandon Satoren
Brandon Satoren
Chief Financial Officer (Principal Financial Officer)

Date:  December 6, 2024